UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

                 Investment Company Act file number  811-09120
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                            PRUDENT BEAR FUNDS, INC.
                            ------------------------
               (Exact name of registrant as specified in charter)

                             8140 WALNUT HILL LANE
                                   SUITE 300
                               DALLAS, TX  75231
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              (Address of principal executive offices) (Zip code)

                                 DAVID W. TICE
                        DAVID W. TICE & ASSOCIATES, LLC
                          43-46 NORRE GADE, SUITE 137
            CHARLOTTE AMALIE, ST. THOMAS, U.S. VIRGIN ISLANDS  00802
            --------------------------------------------------------
                    (Name and address of agent for service)

                                 1-800-711-1848
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               Registrant's telephone number, including area code

Date of fiscal year end:  September 30, 2006
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Date of reporting period:  March 31, 2006
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ITEM 1. REPORT TO STOCKHOLDERS.
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SEMI-ANNUAL REPORT                                               MARCH 31, 2006

                               PRUDENT BEAR FUND
                                 NO LOAD SHARES
                                 CLASS C SHARES

                           PRUDENT GLOBAL INCOME FUND

                                  PRUDENT BEAR
                                  FUNDS, INC.

                                                                    May 15, 2006

Dear fellow shareholders:

The Prudent Bear Fund no-load shares returned 4.03% for the six months ending March 31, 2006, while the S&P 500 returned 6.38% and the NASDAQ Composite Index provided a total return of 9.28%. The Prudent Global Income Fund returned 4.59% for the six-month period. All returns include reinvestment of dividends.

The wave of liquidity that was so conspicuous in 2005 continued to lift asset prices worldwide over the six-month period ended March 31, 2006. Foreign stock markets fared particularly well with many posting double-digit returns. The environment was hardly ideal for investors who were short the stock market. Nevertheless, a focus on risk control and a sharp rally in precious metals stocks helped the Prudent Bear Fund generate a positive return for the period.

But not only stocks moved higher over the last six months. Prices of commodities and precious metals soared, while values of commercial and residential real estate (particularly in foreign markets) continued to inflate. As stocks moved higher during the period, we increasingly avoided those with heavy short interest, smaller cap stocks, and volatile issues. We expect that this strategy should reverse as the market's risk profile becomes more favorable and short opportunities become more plentiful.

The Prudent Global Income Fund also benefited from strong performance in the precious metals sector over the six-month period. Meanwhile, the dollar index, a measure of the U.S. currency against the currencies of our major trading partners, was little changed. This stability from point to point, however, masks a reversal in the dollar that began in late 2005 and has benefited the fund.

Although interest rates rose sharply over the period, their impact on the Prudent Global Income Fund was mitigated by the short maturities of the bonds held in the portfolio (bond prices move inversely to interest rates). For example, the 10-year Treasury note produced a negative total return over the six month period, while investments with maturities of six months or less simply matured to be reinvested at higher yields. The fund's fixed income portfolio as of March 31, 2006 had an average maturity of just under six months. If short rates continue to climb, the fund should benefit by continuing to reinvest maturing notes of various currencies at higher yields to maturity.

THE GLOBAL CREDIT BUBBLE

In the previous shareholder letter, I suggested that U.S. credit-bubble-style liquidity and speculative excesses had enveloped the global financial system. With the passing of an extraordinary six-month period for international markets and finance, I regret to report that the unfolding global liquidity glut has taken a decided turn for the worst. Indeed, it is our view that the worst-case scenario of all-encompassing synchronized bubbles in global credit, speculation, liquidity, and asset markets has unfolded.

Across the world, domestic credit systems are firing on all cylinders. Double-digit credit growth now blankets the economies and asset markets in the U.S., the Eurozone, the United Kingdom, Scandinavia, China, Russia, India, Australia, throughout non-Japan Asia, and elsewhere. China's money supply expansion has accelerated to a pace of almost 20% of late, and credit growth is said to have surged to 30% in India. Highly liquefied global markets only exacerbate over-investment in manufacturing capacity throughout Asia. Underpinned by extraordinarily strong (versus the weak dollar) currencies, Latin American credit systems enjoy rapid expansion with little fear of capital flight.

The previously lagging economies of Europe and Japan have joined the global boom. Economic indicators are suggesting the strongest European expansion in five years, with the region's unemployment rate dropping to a four-year low. In Japan, unemployment has declined to an eight-year low of 4.1%, consumption is recovering, the economic expansion is broadening, and even real estate and golf membership prices are rising for the first time in many years. The current spectacular merger and acquisition boom is a global phenomenon like never before. To be sure, global monetary conditions have never been so loose.

At $875 billion, Chinese (chiefly dollar) foreign reserves have increased by more than a third during the past year and now surpass Japan's $840 billion. Russian reserves have swelled to $230 billion and India's to $155 billion.
Total global foreign reserve assets have ballooned more than $550 billion over the past twelve months to an astonishing $4.4 trillion. This exorbitant ballooning of official reserves should be recognized for what it is: evidence of pervasive structural malformation and gross imbalances throughout international economic and financial systems.

With markets and economies awash in unparalleled liquidity over-abundance, it is not surprising that the global economy is demonstrating characteristics of problematic overheating. The International Monetary Fund recently raised estimates for 2006 Asian growth (excluding Japan) from 6.9% to 7.9%. Excesses throughout the region are today reminiscent of 1996, as financial excess goes to extremes and cost pressures rise. Unemployment rates are down to 3.9% in Taiwan, 3.5% in South Korea, 1.8% in Thailand, and 4.2% in China. The IMF raised its forecast for the Chinese expansion to 9.5% from 8.2%, and growth in India to 7.3% from 6.3%, as global finance floods into both economies.

Having attentively observed China's incredible rise to the status of global economic powerhouse, India is now confidently determined to sustain 10% growth rates for years to come. A government panel recently estimated that India will require $550 billion of foreign inflows over the next five years to achieve growth targets. With Japan's economy emerging from prolonged malaise, we must ask how the re-energized Japanese credit system will impact global liquidity conditions.

Throughout Latin America, low interest rates, robust inflows of foreign finance and easy credit fuel the strongest regional boom in decades. Growth in the lagging Mexican economy has recently accelerated to the strongest pace in five years. Regional equity markets are on fire, with the MSCI Emerging Markets Index surging 240% from October 2002 lows. And while the incredible stock market bubbles are now deflating, there appears no impending letup in booming oil-producing economies. To be sure, with energy investment, commercial building, asset speculation and luxury spending at extremes, the booms in Middle East crude oil exporter economies surpass even those from the 1970s.

HEIGHTENED GLOBAL INFLATIONARY PRESSURES

The U.S. economy now faces highly liquid competitors for a limited supply of global commodities and resources. Crude oil - by far the most vital and influential commodity in the world - has seen its price almost double in 2005 and move on to an all-time high. Resulting record prices at the gas pump have evoked increasing American consumer ire and some concomitant spirited political activism. China's first quarter oil imports were up 25% from a year earlier. Even Japan has reported sharply higher oil imports, and governments throughout Asia are adopting more aggressive postures for procuring future oil supplies and building strategic reserves.

For now, crude supplies remain vulnerable but sufficient. The same cannot be said for the industrial and precious metals. Heightened fears of a copper shortage have led to a spectacular doubling of its price thus far in 2006. Price spikes and supply concerns have overcome markets for platinum, aluminum, zinc, nickel, uranium, lead and other industrial commodities. Quite simply, there is today too much global liquidity chasing too few metals resources.

The general backdrop is exceptionally constructive for the newfound money-substitute, precious metals. Gold recently surpassed $720 to the highest level since 1980. Silver traded above $15, a 25-year high, and platinum jumped to an all-time high. The markets are indicating a major change in perceptions, with precious metals revalued as preferred alternatives to debased global currencies
- particularly the dollar. As the largest holder of dollar reserves, it is notable that China recently announced plans to build large-scale strategic stockpiles of energy and mineral resources and is rumored to be a major buyer of gold.

Unprecedented liquidity also fueled a highly speculative rally throughout global equity markets. The MSCI All Country World Index recently surpassed its March 2000 peak to reach a new all-time high. Leading equities indices in Europe were up roughly 10% so far in 2006, with larger gains in the peripheral markets. Russia's RTS index had gained better than 50%. Asian equities have traded to multi-year highs, with even the previously lagging Chinese stocks coming back in fashion. India's Sensex index has gained better than 30%. And closer to home, the Mexican Bolsa and Brazilian Bovespa equity indices were sporting y-t-d gains in the neighborhood of 20%, with most Latin American indices at or near record highs.

From equity valuations to bond spreads to credit default swap pricing, meager global risk premiums have crept lower and lower. Emerging market bond spreads remain near historical lows. Brazil dollar bond yields dropped to about 6% in February, although yields have since backed up to a still impressive 7.0%. Most notably, the emerging markets have thus far demonstrated atypical resilience in the face of ongoing Fed rate increases and rising Treasury yields. Globally, non-investment grade bond spreads are at multi-year lows, with junk bond issuance running at the strongest pace since 1999. Emerging markets have once again evolved into bastions of intense speculation. The global leveraged speculator community has immersed itself in the emerging markets, with the convenience of this asset class as a play on continued dollar weakness certainly adding to their appeal. At the same time, up to 70% of current U.S. mutual fund inflows have recently been directed to international funds.

We've been to this movie before: The classic - and distressingly repetitive - boom and bust cycle. As it goes, the pace of speculative flows builds methodically to the point of overwhelming emerging financial systems and economies. Resultant booms prompt debt ratings upgrades, ebullient analyst outlooks and, importantly, rising expectations for investors, speculators, policymakers and citizens alike. The local backdrop entices only greater and more destabilizing financial inflows from a generally over-liquefied and highly speculative global landscape. Before long, an uncontrollable boom takes on a life of its own, setting the stage for the inevitable reversal of speculative flows and the resulting devastating bust. Regrettably, U.S. and global policymakers learned few - and retained fewer - lessons from the series of deplorable bubble collapses over the past dozen years or so.

The degree to which Wall Street finance has "gone global" is astonishing. Aggressive leveraged securities speculation these days permeates markets big and small, from one end of the globe to the other. Derivatives trading and "structured finance" have taken the world by storm, with Wall Street's coveted "repo," credit default swap, and interest-rate arbitrage strategies proliferating overseas. The volume of loans to finance takeovers is running 90% ahead of 2005 (from Dealogic) and international syndicated bank lending has skyrocketed. Asset and mortgage-backed markets are expanding and proliferating worldwide, as are more esoteric "structured" products. Collateralized debt obligation (CDO) issuance is booming at home and overseas, this following a 60% volume surge in 2005. It is said that the size of the CDO market now surpasses outstanding non-investment-grade bonds.

Wall Street is profiting handsomely from worldwide credit and liquidity excesses. Boosted by growth in trading and international operations, Goldman Sachs' first-quarter 2006 net income surged 64% from the year ago period to a record $2.5 billion - "reflecting strength across all major businesses and regions." Lehman Brothers reported record quarterly earnings of $1.04 billion in its first quarter, achieving "record net revenues in every segment and in every region." At Merrill Lynch, global markets and investment banking first quarter 2006 net revenues rose 37% to a record $4.6 billion. And at Citigroup, "International earnings increased 47%, driven by record international revenues_" We would expect the frenetic pace of lending and investment banking to underpin the global boom until a crisis or some type of financial dislocation forces reexamination and retrenchment.

Global excesses and imbalances surely have reached a point where central bankers would favor administering restraint. However, today's expansive pool of global speculative finance operates largely outside of individual central bank oversight. Whether it is a hedge fund, a proprietary trading desk at a Wall Street "money-center bank," or international securities firm, a leveraged-loan manager, or an aggressive insurance or pension fund portfolio manager - leveraged positions are today readily taken in assorted higher-yielding currencies. Funding sources for these "carry trades" include a varying list of relatively low-yielding currencies, securities, and instruments. Efforts by individual central banks to impose a more restrictive environment by employing higher market rates are impeded by massive speculative flows fixated on exploiting global interest-rate differentials and "carry trade" opportunities. The bottom line is that individual central banks have lost influence over their domestic financial systems to the whirlwind of contemporary securities-based global finance.

The backdrop beckons for a concerted bout of assertive central banker rate increases - actual tightening in global financial conditions. But this will remain elusive and is likely unworkable. There is the obvious fear of bursting U.S. and global bubbles, as well as defensible hesitation from those central bankers watching their underperforming economies finally catch some traction (i.e. Europe and Japan). So this massive, expanding and increasingly unwieldy pool of global speculative finance - powered primarily by unprecedented financial flows emanating from the U.S. credit bubble - is left to its own devices. It is worth noting that hedge funds saw inflows jump to $24 billion during the first quarter 2006, with total equity for the estimated 9,000 funds having surpassed $1.2 trillion. Forecasts have $170 billion earmarked for new private equity funds in 2006.

CHANGING INFLATION EXPECTATIONS

Unremitting Federal Reserve assurances notwithstanding, the past six-month period has experienced a marked transformation in inflation expectations. Investors and speculators alike are scrambling to participate in the surging prices of global energy resources, industrial and precious metals, raw materials, real estate, art, antiquities, media properties, various collectibles, and other tangible assets. Companies (and economies) around the world are altering practices to build stockpiles of key materials and resources to protect against future price shocks and shortages. Also at home and abroad, workers in key industries are gaining the power to demand a bigger share of surging corporate profits. Currencies in general are being revalued lower against "things" less easily reproduced. Global bond markets are in retreat, although we would argue that liquidity excesses continue to inflate fixed-income securities prices as well.

There is no mystery surrounding the fountainhead for today's historic global liquidity excesses. The U.S. current account deficit is on track to approach $900 billion in 2006 (7% of GDP), and this does not include huge and escalating investor outflows to play global commodities and asset booms. The scope of current untenable trade deficits is even more incredible considering the four-year bear market that has seen the dollar index lose one-third of its value. In spite of the dollar's decline and 16 consecutive Federal Reserve rate increases, financial conditions have loosened measurably.

"Telegraphed baby-steps" has been a failure. Credit and speculative excesses have only escalated, and U.S. asset inflation has run unabated. The monetary forces promoting over-consumption, mal-investment, and deep structural impairment to the real economy were accommodated and permitted to compound. Accordingly, U.S. and global imbalances intensified to the point where it is not hyperbole to argue that they have spun completely "out of control."

The Federal Reserve and global central banks only fall further "behind the curve." Inherently, inflating asset price and speculative market bubbles - buoyed by heavy leveraging - create only greater self-reinforcing liquidity excess. Excess begets only greater excess; and after observing these powerful dynamics in action it should be obvious why it is vitally important for central bankers to deal forcefully with credit and speculative bubbles while they're still in their infancy. Later, they become too big and hot to handle.

Global central bankers must be feeling the heat, yet there appears little resolve to "take the punchbowl away." Is it reasonable to surmise that the boozer(s) can be weaned off the juice a little bit at a time over an extended period? The Bank of Japan is about to commence rate increases, yet the markets are likely correct in their expectation for the Japanese to move cautiously. The increasingly uneasy Chinese authorities have moderately raised rates and employed credit restrictions, but to this point have had limited success in moderating either their boom or the waves of foreign inflows. The (European Central Bank) ECB is in the process of normalizing interest rates, although it is difficult to envisage European rates reaching a level of restrictiveness anytime soon.

It is our view that concerted true tightening is more than warranted. We will not hold our breath. The Japanese and Europeans will remain hesitant to push on the brakes. Here at home, the Federal Reserve is anticipating that a housing slowdown will cool the economy and assuage imbalances. The FOMC also perceives it is hamstrung by multiple "local" housing bubbles and a highly leveraged system generally. Besides, Chairman Bernanke clearly looks askance at bursting bubbles.

Of late, there is more than subtle foreign angst with the U.S.' s lack of resolve in dealing with its homegrown imbalances. Sweden's central bank recently significantly reduced dollar reserve holdings, opting to increase Euro-denominated securities. About the same time, Russia's finance minister commented that he and his policymaking colleagues around the world are concerned with the dollar's instability and its shortcomings as a reserve currency. Chinese authorities are increasingly vocal in their criticism of U.S. policymakers for their inability to rectify excesses, with some suggesting that their country's massive holdings of dollar reserves would be better spent on capital goods, energy resources, commodities and other tangibles more conducive to creating and securing economic wealth.

With even our friends and trading partners losing patience, confidence in the long-term stability of our currency today appears very much to hang in the balance. It may prove a particularly inopportune time for Washington to pursue an aggressive stance on trade and currency issues.

In an unsettled environment where credibility has become paramount, the Federal Reserve has been squandering theirs. Greenspan's ultra-cautious approach failed to even hinder - let alone reverse - mounting excesses and imbalances. Now, the Bernanke Fed has impatiently rushed to suggest a pause and likely imminent conclusion to what has been, to this point, a painless - and painfully ineffective - "tightening" cycle. There are even indications that the Fed is supportive of a weaker dollar as a mechanism to counter imbalances. Considering the tenuous backdrop, this is simply astounding. From the start, we were troubled with the prospect of an impassioned academic - having targeted the late-1920's "bubble poppers" as instigators of the 1929 financial crash - assuming watch over a credit system in the midst of historic bubble excess. We've never bought into the efficacy of pandering "telegraphed baby-steps," and we certainly don't see how the Fed could be contemplating wrapping things up.

Years of excess have left no alternative to an onerous and protracted adjustment period. The sources of credit excess and asset inflation must be reined in. This will entail significant tribulation and readjustment throughout the financial sector. The overzealous lending community will pay a heavy price, as will those that took leveraged positions in inflating asset markets. Some degree of financial discipline must and will be imposed, hopefully sooner by central bankers, rather than somewhat later by bursting market bubbles. The costs of further accommodating credit and asset bubbles - the sources of global liquidity overabundance - have ballooned tremendously of late.

And, most regrettably, there will be no way around a wrenching U.S. retrenchment. The downside of the business cycle is integral to the process of financial and economic structural adjustment and self-correction - and fundamental to free-market capitalistic systems. Yet it is incumbent upon policymakers to diligently guard against runaway expansions that inevitably end in acute disorder and disillusionment. The longer the Fed and fellow central bankers acquiesce and accommodate excesses, asset inflation and myriad bubbles, the more devastating will be the unavoidable global bust.

The scope of U.S. credit system excess has become only more alarming. Total non-financial debt expanded 9.5% in 2005, the strongest pace since 1986. Despite higher rates and a housing slowdown, credit growth appears poised to surpass 2005. Bank credit has expanded at a conspicuously inflationary 13% in 2006, this following 2005's 10.1% expansion - the strongest since 1985. Bank credit is on track to inflate by more than a third in just three years. Bank real estate lending has slowed only modestly to a 10% pace, whereas commercial and industrial (C&I) loans have been expanding at a blistering 15% growth rate. The energy sector is a glutton for additional finance. In addition, system credit excess is being bolstered by a surge in Merger and Acquisition lending. Corporate debt issuance is on record pace.

Though bank earnings growth has somewhat lagged due to higher funding costs and intense competitive pressures, the banking industry is responding generally with robust asset growth. During the first quarter of 2006, Citigroup's balance sheet expanded 25% annualized, JPMorganChase's 25%, and Bank of America's 26%. And with Wall Street's pressure to support inflated stock prices with inflating earnings, we should expect no immediate let-up in aggressive lending and trading practices - somewhat heightened regulatory impatience notwithstanding. It is worth noting that Citibank, Bank of America, JPMorgan Chase and Merrill Lynch combined to repurchase 189 million shares during the first quarter of 2006.

Non-bank credit growth remains exceptional as well. The broker/dealer community is in the midst of a huge expansion of credit. First quarter 2006 asset growth accelerated from 2005's 16% expansion (industry assets up 33% in two years to $2.14 trillion). Goldman Sachs' balance sheet expanded at a 29% annualized rate during the 2006 first quarter, Merrill Lynch's 30%, and Lehman Brothers' 29%. Wall Street asset expansion is largely funded through the wholesale expansion of repurchase agreements ("repos") and other trading liabilities. Elsewhere, the asset-backed securities (ABS) marketplace expanded 27% in 2005 to $3.06 trillion, with a two-year gain of 47%. In 2006, ABS issuance is running slightly ahead of 2005's booming pace. Outstanding commercial paper is growing at an 18% pace following 2005's 16% expansion. The mortgage-backed securities marketplace continues its ongoing expansion and evolution, with a notable surge in riskier "private-label" adjustable-rate and balloon mortgages. Even Government Sponsored Enterprise (GSE) balance sheets are showing signs of life.

BUBBLE ECONOMY DYNAMICS

Invigorated by unprecedented financial excess, we have been witnessing text-book bubble economy dynamics. First-quarter 2006 nominal GDP expanded at an 8.2% rate, with similarly inflated corporate earnings growing in the low double-digits. The expectations of many that the Fed would have by now reversed course and begun to lower rates have been squelched by the self-reinforcing nature of credit inflation and attendant asset bubbles.

Credit bubble dynamics are well illuminated by examining the U.S. household sector's balance sheet (courtesy of Fed data). Household liabilities in 2005 expanded 11%, with a two-year gain of 24%. Household assets grew at a somewhat less robust 8.5%. However, in nominal dollars, assets expanded $5.0 trillion to $64.0 trillion. This compares to liability growth of $1.2 trillion to $11.9 trillion. As such, household net worth in 2005 inflated $3.8 trillion to a record $52.1 trillion, with more than half the gain ($2.8 trillion) stemming from inflated real estate values. The value of real estate holdings surged $7.9 trillion, or 57%, in just four years to $21.6 trillion. Inflating net worth has certainly been supportive of ongoing consumer "borrow and spend" profligacy. But, then again, that's why they're referred to as "bubble economies."

One upshot of incessant over-consumption and resulting current account deficits is our increasingly untenable debt to foreign creditors. According to Federal Reserve data, the "Rest of World" (ROW) acquired $1.2 trillion of U.S. financial assets in 2005, bringing their total holdings to $11.2 trillion. ROW holdings of U.S. assets expanded almost 60% during the past four years, with positions in credit market instruments up 90% to $5.6 trillion.

We fully expect intensifying bubble economy distortions and imbalances to pose a burdensome dilemma for the Bernanke Fed. Surely the Fed is daunted by cooling real estate markets. Sales have slowed markedly, while inventories of unsold homes build briskly in many of the more overheated markets. At the same time, however, expectations that a housing slowdown would temper consumer spending and cool an overheated economy have not yet materialized. Residential building is coming "off the boil," but commercial real estate has heated up. Total construction spending remains resilient at record levels. Feeding off loose financial conditions, the oil, energy and alternative-energy sectors' investment booms have strengthened, right along with the booming export and capital goods sectors. Hurricane recovery in the oil and gas sector, along with general rebuilding throughout the Gulf region, will continue to bolster spending.

Bottlenecks and boom-time inefficiencies are becoming more prominent, including worker shortages and intensifying wage pressures in a broadening array of sectors and industries. March 2006 durable good orders were 18% ahead of last year, with non-defense capital goods orders up better than 30%. Goods exports are running about 11% ahead of record 2005 levels. Despite higher rates, surging gas prices, and dampened housing prospects, consumer spending enthusiasm remains resilient. Retail sales have averaged almost 8% ahead of a year ago, increasingly buttressed by rising incomes. April's 3.8% year-over-year increase in average hourly wages was the strongest gain since the summer of 2001. Job growth remains reasonably strong, and total personal income is running about 6% ahead of last year. And it wasn't all too long ago that current 3.5% consumer and 4.0% producer inflation would have been considered worrisome. Import price inflation is rising at a troubling 6% rate and is poised to worsen.

Despite the housing slowdown, we expect mortgage lending to again surprise on the upside in 2006 . Total mortgage debt expanded a stunning $1.47 trillion in 2005, more than five-fold the $267 billion average annual growth during the 1990s. Outstanding mortgage debt expanded 29% in two years and more than doubled in seven, rising to 96% of GDP. Freddie Mac is forecasting 12.5% mortgage debt growth for 2006, with continued strong home equity extraction.

Even in the face of unrelenting lending profligacy, unmistakable fissures are developing within the nation's housing markets. Many of the frothiest markets are cooling rapidly, with foreclosures up sharply. The inventory of unsold new homes is unprecedented, with sinking order books at the major homebuilders a harbinger of a problematic abatement of speculator exuberance. The overheated condo markets, especially in Florida and California, are especially vulnerable to speculative busts. Yet - and uncomfortably reminiscent of the late-'80s office building bubble - irrepressible easy finance ensures that new residential construction runs full speed ahead despite the ominous waning of demand and bulging inventories. And, increasingly, bubble dynamics have afflicted the commercial real estate arena. Commercial mortgage debt expanded 16% during 2005 and appears ripe for even stronger growth in 2006.

If it's not there already, the upsurge in energy-related spending is on course to outdo the 1978-81 boom. ExxonMobil's 2006 first-quarter earnings jumped to a record $8.4 billion, with expenditures on capital and exploration projects up 41% year-over-year to $4.8 billion. Throughout the energy and alternative-energy industries, the surging price of crude fuels enormous investment spending that works to sustain the U.S. bubble economy. Also providing major impetus to system liquidity, the energy sector merger and acquisition boom runs unabated after deal values jumped three-fold in 2005 to $160 billion. Various signs of overheating have become apparent, including a severe talent shortfall and waiting lists for pumping rigs and other oil services stretching out for several years, not to mention frenetic bidding wars for energy properties. Even Houston real estate is hot these days.

Federal government finances reflect the current bubble environment, with ominous portents for the future. Through the first half of the fiscal year, total federal government receipts ran an eye-opening 10.5% ahead of the year ago level. Individual income tax receipts were 8.5% above comparable 2005 and corporate tax receipts 30.5% ahead. Total federal spending has been running 8.7% above 2005 levels. And while booming revenues are on course to reduce this year's deficit to the $300 billion range, the outlook for future deficits and our nation's ballooning contingent liabilities become more alarming each passing year.

Comptroller General David Walker recently estimated that the U.S. government's liabilities and unfunded commitments have reached $46 trillion, having more than doubled in just five years. Quoting Mr. Walker, "As a certified public accountant and the federal official who signs the audit report on the U.S. government's financial statements, I'm here to tell you that America's finances are far worse than advertised." It does not require a wildly bearish imagination to conjure up a post-bubble environment where our federal and state governments are hit concurrently with faltering revenues, higher expenditures, and much less hospitable financial markets. Deficits would explode.

Regrettably, it will take a crisis slapping Washington directly across the face before our policymakers are willing to adopt the tough measures necessary to deal with our nation's mounting structural problems. As long as boom-time receipts fill federal coffers, neither the Administration nor Congress will rein in spending or counter mounting future liabilities. Frustratingly, the Bernanke Fed - intently tracking the footsteps of Alan Greenspan - is content to hold our trading partners responsible for imbalances and do nothing. Today, doing nothing is acquiescing to only greater bubble excesses and distortions, ensuring a more destabilizing future day of reckoning.

It is the inherent nature of our overheated asset-based credit apparatus to propagate bubbles. Left unchecked, liquidity excess emanating from one bubble will induce another - likely a larger one. Lending profits will energize the system, while inviting easier and more abundant credit - and higher asset prices. Speculator success will embolden and entice a crowd. Asset inflation will foment a flurry of lending, speculating and spending, begetting only more unwieldy system liquidity excess.

The view that benign inflation and an imminent housing slowdown granted the Fed atypical leeway for administering incremental rate hikes is being proved little more than wishful thinking. By accommodating the residential mortgage finance bubble and resulting current account deficits, the Federal Reserve invited capricious bubbles to take root throughout the financial services, energy, commodities, export, capital goods, and commercial real estate sectors - as well as, quite importantly, global asset and commodities markets generally. The ensuing leveraging, liquidity, and fragility from myriad intertwined bubbles will now make the arduous task of tightening financial conditions and stabilizing the U.S. bubble economy incomparably formidable and risky.

Recession is unavoidable, and policies attempting to avert the adjustment process only worsen the eventual outcome. Our current account deficits are increasingly problematic and unsustainable. Reducing this imbalance will require less consumption and a dramatic shift in the pattern of investment. We are going to have to consume less oil and fewer global resources generally. There is no choice other than reining in our credit system, and there is at this point no alternative to bursting bubbles. The nature of our asset and speculation-based credit system is exacting deleterious effects upon the structure of the real economy, and there is simply no way around the reality that the system is dysfunctional and on course for a major crisis. We believe credit and speculative excesses must be repressed for the future stability of our financial system and economy.

There are no available short-cuts for putting our house in order. And it is dangerous thinking for our central bank to contemplate a global boom that they hope will simply inflate away U.S. imbalances. It can't happen. There is ample evidence indicating that it will be impossible to rectify trade imbalances by stimulating trading partner economies. This would only compound already overheated global demand for energy and natural resources, while fanning inflationary pressures generally. Moreover, rampant stimulation has already cultivated dangerous asset bubbles across the globe. The global pool of speculative finance now expands exponentially in precarious late-stage bubble fashion, fomenting future financial and economic instability. Predictably, efforts to mitigate imbalances through global stimulation (inflation) have greatly exacerbated them.

Our currency poses a grave problem. The dollar's unimpressive 18-month bear market rally has succumbed to fundamentals. While there is clearly heightened foreign angst and fading confidence in our policymaking, it could be internal financial flows that push the dollar over the edge. Mr. Buffett and others increasingly recognize the value of exchanging debased dollars for overseas businesses and resources. And let's not forget that Wall Street has had four bountiful years for adapting, developing strategies, and marketing products to generate profits from a declining dollar.

The global leveraged speculator community, interconnected global securities markets, proliferating derivatives trading, and new technologies have profoundly augmented the ease of directing enormous dollar flows to other currencies and markets. In addition, specialized mutual funds and exchange-traded funds (ETFs) now allow smaller investors the chance to profit from a further dollar decline. And, of course, commodities are increasingly valued as an effective dollar hedge. Appreciating the scope of ongoing domestic liquidity excess and the many avenues now available for shifting out of dollars, one shouldn't dismiss the possibility that a crisis in dollar confidence could be precipitated from home.

MARKET OUTLOOK AND STRATEGY

It is our view that the U.S. stock market is likely in the process of completing a major liquidity-driven top, precariously inflated by unprecedented late-cycle credit and liquidity excess. The small-caps, mid-caps, transports, cyclicals and financials all recently traded to record highs - corroborating the unanimity of bullish opinion. It is certainly not atypical for highly speculative markets to culminate with "blow-offs," and the recent market environment is in many respects more speculative than 1999/early-2000.

Closely monitoring the liquidity backdrop, we have been cautiously positioned for a volatile and challenging environment. We have consciously stayed clear of heavily shorted stocks. For our short positions, we have focused primarily in the large cap universe where stocks generally demonstrate reduced volatility, greater liquidity, and are less prone to unpredictable short squeezes. Sticking to our mandate of maintaining a significant net short position, we have relied heavily on S&P 500 and other index futures that provide exposure to a market decline, but without the degree of risk of individual short positions in such an uncertain environment. We have maintained our typical position in equity put options, but here we have relied more on relatively less expensive longer-dated index puts.

We feel our long portfolio has performed exceptionally. It has always been our belief that our long positions in gold and metals companies offered both an extraordinary investment opportunity and an effective hedge for our short exposure in the event of a highly inflationary monetary backdrop. Our fears of an ultra-loose monetary environment and attendant highly-speculative stock market have come to fruition. Yet, we are pleased to report that our longs have continued to add considerable shareholder value. We maintain what we view as our full long exposure (in the neighborhood of 18 to 20% of equity), although we have taken partial profits in some of big winners to manage the size of both individual positions and the total long portfolio.

The unfolding environment will undoubtedly remain challenging. Liquidity-driven and highly speculative markets always pose a dilemma for bearish positions. It is our view, however, that the current backdrop is in the process of creating the most exciting short opportunities since at least 2000. The rising tide of liquidity has lifted all boats, with many stocks possessing dubious fundamentals significantly outperforming the major indices. And there are scores of companies that could suffer mightily with the inevitable reversal of boom-time financial and economic conditions.

We will at this time not venture a prediction as to the eventual catalyst for the bursting of the latest equities bubble. A precipitous rise in bond yields definitely cannot be ruled out; perhaps associated with dollar problems, an inflation scare, or the recognition that the Fed might still have significantly more work to do. There is the risk of a precipitous and "disorderly" decline in the dollar. Of late, the low-yielding yen, Swiss franc, and Euro have been experiencing sharp rallies. The sinking dollar coupled with declining global bond prices is not a favorable development after the proliferation of global "carry trades."

It is too early to accurately assess the ramifications for a potential unwinding of leveraged speculations in the U.S. and global bond markets. But, of late, international bond markets do appear increasingly susceptible to the confluence of sharply rising yields and less than orderly currency markets. This combination definitely has the potential to progress into a catalyst for significantly reduced global liquidity and, perhaps, even the piercing of credit and asset bubbles. It has been our longstanding view that a simultaneous dollar and bond slide would pose the greatest risk to our highly leveraged and foreign liquidity-dependent credit system. Recent synchronous dollar and bond weakness has been the most pronounced since the tumultuous market environment of 1994.

Over-liquefied and speculative markets inherently dismiss risk. We certainly believe the deteriorating geopolitical backdrop is not garnering the attention it deserves. A potential confrontation with Iran is the most obvious event that could weigh heavily on overextended U.S. and global markets, although any number of developments could precipitate an oil shock or serious market disruption. Overheated systems - today including the U.S. credit apparatus, world equities markets, and the booming global economy - are particularly vulnerable to shocks and disruptions.

We are discomforted by the worsening circumstances throughout the Middle East. It is also our view that recent deteriorating relations with Russia and China are an ominous development, while we follow political winds in Latin America with unease. And the rising tide of protectionism, jingoism and vilification, at varying degrees both at home and abroad, should be recognized as inevitable repercussions from the scourge of credit inflation's distortions, deceptions and injustices.

We appreciate as well as anyone that it's a "fool's errand" to forecast market tops, although recent market developments do suggest the distinct possibility of an impending change to the market environment. For now, we'll presume a continuation of an unsettled and challenging environment - remaining focused, diligent, opportunistic, and keenly attentive to risk, in our tireless pursuit for building shareholder value.

Sincerely,

/s/David W. Tice

David W. Tice

Opinions expressed in this letter are those of the fund manager, are subject to change and are not guaranteed.

THE PRUDENT BEAR FUND REGULARLY MAKES SHORT SALES OF SECURITIES, WHICH INVOLVES UNLIMITED RISK INCLUDING THE POSSIBILITY THAT LOSSES MAY EXCEED THE ORIGINAL AMOUNT INVESTED. THE FUND MAY ALSO USE OPTIONS AND FUTURE CONTRACTS, WHICH HAVE RISKS ASSOCIATED WITH UNLIMITED LOSSES OF THE UNDERLYING HOLDINGS DUE TO UNANTICIPATED MARKET MOVEMENTS AND FAILURE TO CORRECTLY PREDICT THE DIRECTION OF SECURITIES PRICES, INTEREST RATES AND CURRENCY EXCHANGE RATES. THE FUND MAY ALSO HOLD RESTRICTED SECURITIES PURCHASED THROUGH PRIVATE PLACEMENTS. SUCH SECURITIES MAY BE DIFFICULT TO SELL WITHOUT EXPERIENCING DELAYS OR ADDITIONAL COSTS.

THE PRUDENT GLOBAL INCOME FUND INVESTS IN FOREIGN SECURITIES, WHICH INVOLVE GREATER VOLATILITY AND POLITICAL, ECONOMIC AND CURRENCY RISKS AND DIFFERENCES IN ACCOUNTING METHODS. THE FUNDS MAY ALSO INVEST IN GOLD, WHICH INVOLVES ADDITIONAL RISKS, SUCH AS THE POSSIBILITY FOR SUBSTANTIAL PRICE FLUCTUATIONS OVER A SHORT PERIOD OF TIME.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

Must be preceded or accompanied by a current prospectus. Please refer to the prospectus for important information about the investment company including investment objectives, risks, charges and expenses. While the Prudent Bear Fund is no-load, there are management and distribution fees that apply.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedule of Investments on page 29 for a list of holdings as of March 31, 2006.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The NASDAQ Composite Index is a market capitalization weighted index that is designed to represent the performance of the National Market System, which includes over 5,000 stocks traded only over-the-counter and not on an exchange. You cannot invest directly in an index.

The yield to maturity is the rate of return measuring the total performance of a bond (coupon payments as well as capital gain or loss) from the time of purchase until maturity.

The MSCI All Country World Index is representative of the equity market structure of several Developed and Emerging Market countries in the Americas, Europe/Middle East, and Asia/Pacific Regions. The Russian RTS, India Sensex, Mexian Bolsa and Brazilian Bovespa are all equity indices, each representative of a specific country and their respective equity market.

The Prudent Bear Funds are distributed by Quasar Distributors, LLC. (05/06)

ADVISOR DISCLOSURE

On November 15, 2005, the Board of Directors of Prudent Bear Funds, Inc. approved the continuation of both the Prudent Bear Fund's investment advisory agreement with David W. Tice & Associates, LLC and the Prudent Global Income Fund's investment advisory agreement with David W. Tice & Associates, LLC. Prior to approving the continuation of the agreements, the Board considered:

   o the nature, extent and quality of the services provided by David W. Tice & Associates, LLC

   o  the investment performance of each Fund

   o the cost of the services to be provided and profits to be realized by David W. Tice & Associates, LLC from its relationship with each Fund

   o the extent to which economies of scale would be realized as each Fund grew and whether fee levels reflect any such economies of scale

   o  the expense ratio of each Fund

   o the manner in which portfolio transactions for each Fund are conducted, including the use of soft dollars

In considering the nature, extent and quality of the services provided by David
W. Tice & Associates, LLC, the Board recognized that the Funds require active management and that David W. Tice & Associates, LLC brings a high level of expertise to the Funds.

The Board compared the performance of each Fund to benchmark mutual funds and indices over various periods of time and concluded that the performance of each Fund warranted the continuation of the agreements.

In concluding that the advisory fees payable by each Fund were reasonable, the Board considered a report prepared by David W. Tice & Associates, LLC of the costs of services provided, and the profits realized, by David W. Tice & Associates, LLC from its relationship with the Prudent Bear Fund and the Prudent Global Income Fund and concluded that with respect to each Fund, the profits were reasonable and not excessive. The Board also reviewed reports prepared by U.S. Bancorp Fund Services, LLC comparing each Fund's expense ratio and the advisory fees paid by each Fund to those of other comparable mutual funds.
After reviewing the reports, the Board concluded that the investment advisory fees paid to each Fund were reasonable, particularly in light of the complexity and unusual nature of the Funds. They also concluded that the expense ratios were within the range of comparable mutual funds. The Board noted that the Funds are unique in their objectives and the activities required to obtain those objectives may cause the Funds to not realize economies of scale as the Funds grow.

Finally, the Board reviewed reports discussing the manner in which portfolio transactions for each Fund were conducted, including the use of soft dollars. Based on these reports, the Board concluded that the research obtained by David
W. Tice & Associates, LLC was beneficial to the Funds and that David W. Tice & Associates, LLC was executing each Fund's portfolio transactions in a manner designed to obtain best execution for the Fund.

EXPENSE EXAMPLE
MARCH 31, 2006

As a shareholder of the Prudent Bear Fund or the Prudent Global Income Fund (each a "Fund" and collectively the "Funds"), you incur two types of costs: (1) redemption fees and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested for the period 10/01/05
- 3/31/06.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. Although the Funds charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds' transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds' transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares less than 30 calendar days after you purchase them. Individual retirement accounts (IRAs) will be charged a $15.00 annual maintenance fee. To the extent the Funds invest in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses or other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which are not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PRUDENT BEAR FUND
NO LOAD SHARES

                               BEGINNING        ENDING         EXPENSES PAID
                             ACCOUNT VALUE   ACCOUNT VALUE   DURING PERIOD*<F5>
                                10/01/05        3/31/06      10/01/05 - 3/31/06
                             -------------   -------------   ------------------
Actual +<F1> (1)<F3>           $1,000.00       $1,040.30           $13.23
Hypothetical ++<F2> (2)<F4>    $1,000.00       $1,011.97           $13.04

  +<F1> Excluding dividends on short positions, your actual cost of investment in the Fund would be $9.11.
 ++<F2> Excluding dividends on short positions, your hypothetical cost of investment in the Fund would be $9.00.
(1)<F3> Ending account values and expenses paid during period based on a 4.03% return. The return is considered after expenses are deducted from the fund.
(2)<F4> Ending account values and expenses paid during period based on a 5.00% annual return before expenses.
  *<F5> Expenses are equal to the Fund's annualized expense ratio of 2.60%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

PRUDENT BEAR FUND
CLASS C SHARES

                               BEGINNING        ENDING         EXPENSES PAID
                             ACCOUNT VALUE   ACCOUNT VALUE  DURING PERIOD*<F10>
                                10/01/05        3/31/06      10/01/05 - 3/31/06
                             -------------   -------------  -------------------
Actual +<F6> (1)<F8>           $1,000.00       $1,037.10           $17.01
Hypothetical ++<F7> (2)<F9>    $1,000.00       $1,008.23           $16.77

  +<F6> Excluding dividends on short positions, your actual cost of investment in the Fund would be $12.90.
 ++<F7> Excluding dividends on short positions, your hypothetical cost of investment in the Fund would be $12.74.
(1)<F8> Ending account values and expenses paid during period based on a 3.71% return. The return is considered after expenses are deducted from the fund.
(2)<F9> Ending account values and expenses paid during period based on a 5.00% annual return before expenses.
 *<F10> Expenses are equal to the Fund's annualized expense ratio of 3.35%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

PRUDENT GLOBAL INCOME FUND

                             BEGINNING         ENDING          EXPENSES PAID
                           ACCOUNT VALUE    ACCOUNT VALUE   DURING PERIOD*<F13>
                             10/01/05          3/31/06       10/01/05 - 3/31/06
                           -------------    -------------   -------------------
Actual (1)<F11>              $1,000.00        $1,045.90            $6.53
Hypothetical (2)<F12>        $1,000.00        $1,018.55            $6.44

(1)<F11> Ending account values and expenses paid during period based on a 4.59% return. The return is considered after expenses are deducted from the fund.
(2)<F12> Ending account values and expenses paid during period based on a 5.00% annual return before expenses.
  *<F13> Expenses are equal to the Fund's annualized expense ratio of 1.28%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

PRUDENT BEAR FUND
ALLOCATION OF PORTFOLIO ASSETS - MARCH 31, 2006

Common Stocks                           21.5%
Warrants                                 1.2%
Purchased Put Options                    0.9%
Short Positions                        (43.8)%
Futures                                (29.4)%

Does not include investments used for collateral or short-term cash investments.

PRUDENT GLOBAL INCOME FUND
ALLOCATION OF PORTFOLIO ASSETS - MARCH 31, 2006

Common Stocks                           12.5%
Preferred Stocks                         0.2%
Convertible Bonds                        0.4%
Corporate Bonds                          2.8%
Foreign Treasury Obligations            68.4%
U.S. Treasury Obligations               13.7%
Warrants                                 0.3%
Short-Term Investments                   0.7%
Other Assets in Excess of Liabilities    1.0%

STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2006
(UNAUDITED)

                                                                              PRUDENT BEAR       PRUDENT GLOBAL
                                                                                  FUND            INCOME FUND
                                                                              ------------       --------------
ASSETS:
   Investments, at value
       Unaffiliated issuers (cost $397,041,594
         and $311,547,202, respectively)                                      $425,422,629        $324,701,361
       Affiliated issuers (cost $28,415,222 and $0, respectively)               47,532,208                  --
   Deposit at brokers for short sales                                           13,145,416                  --
   Receivable from broker for proceeds on securities sold short                183,351,567                  --
   Receivable for futures contracts                                                355,250                  --
   Receivable for investments sold                                               8,402,926                  --
   Receivable for capital shares sold                                            2,348,296             727,845
   Interest receivable                                                           2,644,171           3,695,219
   Other assets                                                                    724,730              60,816
                                                                              ------------        ------------
   Total Assets                                                                683,927,193         329,185,241
                                                                              ------------        ------------
LIABILITIES:
   Securities sold short, at value
     (Proceeds of $187,062,942 and $0, respectively)                           206,259,731                  --
   Payable for securities purchased                                              4,503,364                  --
   Payable for capital shares redeemed                                             529,263             448,595
   Payable to Adviser                                                              488,472             207,889
   Dividends payable on short positions                                            243,296                  --
   Accrued expenses and other liabilities                                          930,119             581,152
                                                                              ------------        ------------
   Total Liabilities                                                           212,954,245           1,237,636
                                                                              ------------        ------------
NET ASSETS                                                                    $470,972,948        $327,947,605
                                                                              ------------        ------------
                                                                              ------------        ------------
NET ASSETS CONSIST OF:
   Capital stock                                                              $616,395,796        $319,403,094
   Accumulated net investment income (loss)                                     (3,582,057)            831,402
   Accumulated undistributed net realized loss on long
     transactions, short transactions, option contracts expired or
     closed, futures contracts closed, and foreign currency translation       (168,346,023)         (5,278,606)
   Net unrealized appreciation (depreciation) on:
       Investments                                                              47,498,021          13,154,159
       Short transactions                                                      (19,196,789)                 --
       Futures contracts                                                        (1,796,000)                 --
       Foreign currency translation                                                     --            (162,444)
                                                                              ------------        ------------
TOTAL NET ASSETS                                                              $470,972,948        $327,947,605
                                                                              ------------        ------------
                                                                              ------------        ------------
NO LOAD SHARES:
   Net assets                                                                 $448,422,513        $327,947,605
   Shares outstanding (250,000,000 shares of
     $.0001 par value authorized)                                               79,631,534          27,386,654
   Net asset value, redemption price and offering price per share             $       5.63        $      11.97
                                                                              ------------        ------------
                                                                              ------------        ------------
CLASS C SHARES:
   Net assets                                                                 $ 22,550,435
   Shares outstanding (250,000,000 shares
     of $.0001 par value authorized)                                             4,144,355
   Net asset value, redemption price and offering price per share             $       5.44
                                                                              ------------
                                                                              ------------

                     See notes to the financial statements.

STATEMENTS OF OPERATIONS
SIX MONTHS ENDED MARCH 31, 2006
(UNAUDITED)

                                                                              PRUDENT BEAR       PRUDENT GLOBAL
                                                                                  FUND            INCOME FUND
                                                                              ------------       --------------
INVESTMENT INCOME:
   Interest income                                                             $ 9,147,140         $ 4,068,130
   Dividend income on long positions (net of foreign taxes
     withheld of $0 and $7,417, respectively)                                           --              72,837
                                                                               -----------         -----------
   Total investment income                                                       9,147,140           4,140,967
                                                                               -----------         -----------
EXPENSES:
   Investment advisory fee                                                       2,719,434           1,224,647
   Administration fee                                                              194,354             117,744
   Shareholder servicing and accounting costs                                      233,118             173,987
   Custody fees                                                                     33,886              26,524
   Federal and state registration                                                   27,459              21,950
   Professional fees                                                                56,209              54,301
   Distribution expense -- No Load shares                                          518,344             408,216
   Distribution expense -- Class C shares                                          102,170                  --
   Reports to shareholders                                                          39,032              29,942
   Directors' fees and expenses                                                      8,918               8,918
   Insurance expense                                                                31,673              26,141
   Dividends on short positions                                                  1,770,427                  --
                                                                               -----------         -----------
   Total expenses                                                                5,735,024           2,092,370
                                                                               -----------         -----------
NET INVESTMENT INCOME                                                            3,412,116           2,048,597
                                                                               -----------         -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on:
       Long transactions from sales of unaffiliated issuers                     16,671,307          (2,533,145)
       Long transactions from sales of affiliated issuers                        7,198,822                  --
       Short transactions                                                       (9,797,499)                 --
       Option contracts expired or closed                                       (5,133,566)                 --
       Futures contracts closed                                                 (4,513,817)                 --
       Foreign currency translation                                                     --            (891,331)
                                                                               -----------         -----------
       Net realized gain (loss)                                                  4,425,247          (3,424,476)
   Change in unrealized appreciation (depreciation) on:
       Investments                                                              21,455,636          15,402,219
       Short transactions                                                       (9,839,541)                 --
       Futures contracts                                                        (2,841,000)                 --
       Foreign currency translation                                                     --             137,391
                                                                               -----------         -----------
       Net change in unrealized appreciation                                     8,775,095          15,539,610
                                                                               -----------         -----------
   Net realized and unrealized gain on investments                              13,200,342          12,115,134
                                                                               -----------         -----------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                                    $16,612,458         $14,163,731
                                                                               -----------         -----------
                                                                               -----------         -----------

                     See notes to the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                      PRUDENT BEAR FUND
                                                                            -------------------------------------
                                                                            SIX MONTHS ENDED       YEAR ENDED
                                                                             MARCH 31, 2006    SEPTEMBER 30, 2005
                                                                            ----------------   ------------------
                                                                              (UNAUDITED)
OPERATIONS:
   Net investment income (loss)                                               $  3,412,116        $   (269,475)
   Net realized gain (loss) on:
       Long transactions from sales of unaffiliated issuers                     16,671,307           4,007,205
       Long transactions from sales of affiliated issuers                        7,198,822           7,670,028
       Short transactions                                                       (9,797,499)        (17,840,922)
       Option contracts expired or closed                                       (5,133,566)        (20,290,717)
       Futures contracts closed                                                 (4,513,817)        (11,990,125)
   Change in unrealized appreciation (depreciation) on:
       Investments                                                              21,455,636          18,359,981
       Short transactions                                                       (9,839,541)           (295,702)
       Futures contracts                                                        (2,841,000)            806,437
       Foreign currency translation                                                     --                  --
                                                                              ------------        ------------
   Net increase (decrease) in net assets resulting from operations              16,612,458         (19,843,290)
                                                                              ------------        ------------
DISTRIBUTIONS TO NO LOAD SHAREHOLDERS
  FROM NET INVESTMENT INCOME                                                    (4,250,205)                 --
                                                                              ------------        ------------
DISTRIBUTIONS TO CLASS C SHAREHOLDERS
  FROM NET INVESTMENT INCOME                                                      (169,532)                 --
                                                                              ------------        ------------
CAPITAL SHARE TRANSACTIONS (Note 2):
   Proceeds from shares sold                                                   123,025,226         194,797,082
   Redemption fees                                                                 113,032             101,802
   Shares issued to holders in reinvestment of dividends                         3,712,744                  --
   Cost of shares redeemed                                                     (98,880,268)       (189,689,072)
                                                                              ------------        ------------
   Net increase in net assets resulting
     from capital share transactions                                            27,970,734           5,209,812
                                                                              ------------        ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         40,163,455         (14,633,478)

NET ASSETS:
   Beginning of period                                                         430,809,493         445,442,971
                                                                              ------------        ------------
   End of period (including accumulated
     net investment loss of $3,582,057, and
     $2,574,436, respectively)                                                $470,972,948        $430,809,493
                                                                              ------------        ------------
                                                                              ------------        ------------

                     See notes to the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)

                                                                                  PRUDENT GLOBAL INCOME FUND
                                                                            -------------------------------------
                                                                            SIX MONTHS ENDED       YEAR ENDED
                                                                             MARCH 31, 2006    SEPTEMBER 30, 2005
                                                                            ----------------   ------------------
                                                                              (UNAUDITED)
OPERATIONS:
   Net investment income                                                      $  2,048,597        $  4,415,701
   Net realized gain (loss) on:
       Long transactions from sales of unaffiliated issuers                     (2,533,145)         24,989,235
       Long transactions from sales of affiliated issuers                               --             746,835
       Short transactions                                                               --                (284)
       Foreign currency translation                                               (891,331)           (824,046)
   Change in unrealized appreciation (depreciation) on:
       Investments                                                              15,402,219         (25,883,686)
       Foreign currency translation                                                137,391            (710,832)
                                                                              ------------        ------------
   Net increase in net assets resulting from operations                         14,163,731           2,732,923
                                                                              ------------        ------------
DISTRIBUTIONS TO NO LOAD SHAREHOLDERS
   FROM NET INVESTMENT INCOME                                                     (603,095)        (30,557,779)
   FROM NET REALIZED GAINS                                                      (1,753,868)         (5,448,501)
   FROM RETURN OF CAPITAL                                                               --          (1,588,575)
                                                                              ------------        ------------
   TOTAL DISTRIBUTIONS                                                          (2,356,963)        (37,594,855)
                                                                              ------------        ------------
CAPITAL SHARE TRANSACTIONS (Note 2):
   Proceeds from shares sold                                                    48,352,752         237,659,061
   Redemption fees                                                                   9,993              23,783
   Shares issued to holders in reinvestment of dividends                         2,128,752          33,574,236
   Cost of shares redeemed                                                     (77,361,870)       (356,146,412)
                                                                              ------------        ------------
   Net decrease in net assets resulting
     from capital share transactions                                           (26,870,373)        (84,889,332)
                                                                              ------------        ------------
TOTAL DECREASE IN NET ASSETS                                                   (15,063,605)       (119,751,264)

NET ASSETS:
   Beginning of period                                                         343,011,210         462,762,474
                                                                              ------------        ------------
   End of period (including accumulated
     net investment income (loss) of
     $831,402 and ($614,000), respectively)                                   $327,947,605        $343,011,210
                                                                              ------------        ------------
                                                                              ------------        ------------

                     See notes to the financial statements.

PRUDENT BEAR FUND
FINANCIAL HIGHLIGHTS

Selected per share data is based on a share outstanding throughout each period.

                                                                               NO LOAD SHARES
                                            -------------------------------------------------------------------------------------
                                             SIX MONTHS        YEAR           YEAR           YEAR           YEAR           YEAR
                                               ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                             MARCH 31,      SEPT. 30,      SEPT. 30,      SEPT. 30,      SEPT. 30,      SEPT. 30,
                                                2006           2005           2004           2003           2002           2001
                                            -----------     ---------      ---------      ---------      ---------      ---------
                                            (UNAUDITED)
Per Share Data:
   Net asset value, beginning of period         $5.47          $5.71          $6.84          $8.31          $6.31          $3.93
                                                -----          -----          -----          -----          -----          -----
Income from investment operations:
   Net investment
     income (loss)(1)<F14>(2)<F15>               0.04          (0.00)(4)      (0.02)         (0.05)          0.06           0.17
                                                                    <F17>
   Net realized and unrealized gains
     (losses) on investments                     0.18          (0.24)         (0.78)         (0.96)          2.08           2.44
                                                -----          -----          -----          -----          -----          -----
   Total from investment operations              0.22          (0.24)         (0.80)         (1.01)          2.14           2.61
                                                -----          -----          -----          -----          -----          -----
Redemption fees                                  0.00(4)        0.00(4)        0.00(4)          --             --             --
                                                    <F17>          <F17>          <F17>
                                                -----          -----          -----          -----          -----          -----
Less distributions:
   Dividends from net investment income         (0.06)            --          (0.33)         (0.22)         (0.14)         (0.23)
   Distributions from net realized gains           --             --             --          (0.24)            --             --
                                                -----          -----          -----          -----          -----          -----
   Total distributions                          (0.06)            --          (0.33)         (0.46)         (0.14)         (0.23)
                                                -----          -----          -----          -----          -----          -----
Net asset value, end of period                  $5.63          $5.47          $5.71          $6.84          $8.31          $6.31
                                                -----          -----          -----          -----          -----          -----
                                                -----          -----          -----          -----          -----          -----
Total return                                     4.03%         (4.20)%       (12.03)%       (12.58)%        35.47%         68.78%
Supplemental data and ratios:
   Net assets, end of period (000's)         $448,423       $411,780       $429,469       $541,452       $521,030       $183,797
   Ratio of total expenses
     to average net assets                       2.60%(5)       2.58%          2.28%          2.30%          2.29%          2.30%
                                                     <F18>
   Ratio of dividends on short positions
     to average net assets                       0.81%(5)       0.73%          0.44%          0.44%          0.40%          0.33%
                                                     <F18>
   Ratio of expenses to average
     net assets excluding
     dividends on short positions:
       Before expense reductions                 1.79%(5)       1.85%          1.84%          1.86%          1.89%          1.97%
                                                     <F18>
       After expense reductions                  1.79%(5)       1.85%          1.83%          1.83%          1.84%          1.97%
                                                     <F18>
   Ratio of net investment income (loss)
     to average net assets                       1.60%(5)      (0.03)%        (0.38)%        (0.71)%         0.93%          3.68%
                                                     <F18>
   Portfolio turnover rate(3)<F16>              61.38%        129.12%        137.75%        178.38%        266.15%        386.40%

(1)<F14> Net investment income (loss) per share before dividends on short positions for the periods ended March 31, 2006, September 30, 2005, September 30, 2004, September 30, 2003, September 30, 2002, and September 30, 2001 was $0.07, $0.04, $0.00, $(0.02), $0.08, and $0.19,
          respectively.
(2)<F15> Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(3)<F16> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(4)<F17>  Amount calculated is less than $0.005.
(5)<F18>  Annualized.

                     See notes to the financial statements.

PRUDENT BEAR FUND
FINANCIAL HIGHLIGHTS (CONT.)

Selected per share data is based on a share outstanding throughout each period.

                                                                               CLASS C SHARES
                                            -------------------------------------------------------------------------------------
                                             SIX MONTHS        YEAR           YEAR           YEAR           YEAR           YEAR
                                               ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                             MARCH 31,      SEPT. 30,      SEPT. 30,      SEPT. 30,      SEPT. 30,      SEPT. 30,
                                                2006           2005           2004           2003           2002           2001
                                            -----------     ---------      ---------      ---------      ---------      ---------
                                            (UNAUDITED)
Per Share Data:
   Net asset value, beginning of period         $5.29          $5.56          $6.68          $8.14          $6.23          $3.88
                                                -----          -----          -----          -----          -----          -----
Income from investment operations:
   Net investment
     income (loss)(1)<F19>(2)<F20>               0.02          (0.04)         (0.07)         (0.10)          0.01           0.14
   Net realized and unrealized gains
     (losses) on investments                     0.17          (0.24)         (0.75)         (0.94)          2.03           2.40
                                                -----          -----          -----          -----          -----          -----
   Total from investment operations              0.19          (0.28)         (0.82)         (1.04)          2.04           2.54
                                                -----          -----          -----          -----          -----          -----
Redemption fees                                  0.00(4)        0.01           0.00(4)          --             --             --
                                                    <F22>                         <F22>
                                                -----          -----          -----          -----          -----          -----
Less distributions:
   Dividends from net investment income         (0.04)            --          (0.30)         (0.18)         (0.13)         (0.19)
   Distributions from net realized gains           --             --             --          (0.24)            --             --
                                                -----          -----          -----          -----          -----          -----
   Total distributions                          (0.04)            --          (0.30)         (0.42)         (0.13)         (0.19)
                                                -----          -----          -----          -----          -----          -----
Net asset value, end of period                  $5.44          $5.29          $5.56          $6.68          $8.14          $6.23
                                                -----          -----          -----          -----          -----          -----
                                                -----          -----          -----          -----          -----          -----
Total return                                     3.71%         (4.86)%       (12.72)%       (13.21)%        34.18%         67.41%
Supplemental data and ratios:
   Net assets, end of period (000's)          $22,550        $19,029        $15,971        $13,059         $7,842         $1,409
   Ratio of total expenses
     to average net assets                       3.35%(5)       3.33%          3.03%          3.05%          3.04%          3.05%
                                                     <F23>
   Ratio of dividends on short positions
     to average net assets                       0.81%(5)       0.73%          0.44%          0.44%          0.40%          0.33%
                                                     <F23>
   Ratio of expenses to average
     net assets excluding
     dividends on short positions:
       Before expense reductions                 2.54%(5)       2.60%          2.59%          2.61%          2.64%          2.72%
                                                     <F23>
       After expense reductions                  2.54%(5)       2.60%          2.58%          2.58%          2.59%          2.72%
                                                     <F23>
   Ratio of net investment income (loss)
     to average net assets                       0.85%(5)      (0.78)%        (1.13)%        (1.46)%         0.18%          2.93%
                                                     <F23>
   Portfolio turnover rate(3)<F21>              61.38%        129.12%        137.75%        178.38%        266.15%        386.40%

(1)<F19> Net investment income (loss) per share before dividends on short positions for the periods ended March 31, 2006, September 30, 2005, September 30, 2004, September 30, 2003, September 30, 2002, and September 30, 2001 was $0.04, $(0.00)(4), $(0.04), $(0.07), $0.04, and
          $0.16, respectively.
(2)<F20> Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(3)<F21> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(4)<F22>  Amount calculated is less than $0.005.
(5)<F23>  Annualized.

                     See notes to the financial statements.

PRUDENT GLOBAL INCOME FUND
FINANCIAL HIGHLIGHTS (CONT.)

Selected per share data is based on a share outstanding throughout each period.

                                             SIX MONTHS        YEAR           YEAR           YEAR           YEAR           YEAR
                                               ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                             MARCH 31,      SEPT. 30,      SEPT. 30,      SEPT. 30,      SEPT. 30,      SEPT. 30,
                                                2006           2005           2004           2003           2002           2001
                                             ----------     ---------      ---------      ---------      ---------      ---------
                                            (UNAUDITED)
Per Share Data:
   Net asset value, beginning of period        $11.53         $12.41         $12.49         $11.15         $ 9.31         $ 9.19
                                               ------         ------         ------         ------         ------         ------
Income from investment operations:
   Net investment income                         0.07(2)        0.12(2)        0.16(2)        0.11(1)        0.14(1)        0.20(2)
                                                    <F25>          <F25>          <F25>          <F24>          <F24>          <F25>
   Net realized and unrealized
     gains (losses) on investments               0.45          (0.03)          0.35           1.65           1.94           0.03
                                               ------         ------         ------         ------         ------         ------
   Total from investment operations              0.52           0.09           0.51           1.76           2.08           0.23
                                               ------         ------         ------         ------         ------         ------
Redemption fees                                  0.00(3)        0.00(3)        0.00(3)          --             --             --
                                                    <F26>          <F26>          <F26>
                                               ------         ------         ------         ------         ------         ------
Less distributions:
   Dividends from net investment income         (0.02)         (0.81)         (0.55)         (0.28)         (0.23)         (0.11)
   Distributions from net realized gains        (0.06)         (0.12)         (0.04)         (0.14)         (0.01)            --
   Return of capital                               --          (0.04)            --             --             --             --
                                               ------         ------         ------         ------         ------         ------
   Total distributions                          (0.08)         (0.97)         (0.59)         (0.42)         (0.24)         (0.11)
                                               ------         ------         ------         ------         ------         ------
Net asset value, end of period                 $11.97         $11.53         $12.41         $12.49         $11.15         $ 9.31
                                               ------         ------         ------         ------         ------         ------
                                               ------         ------         ------         ------         ------         ------
Total return                                     4.59%          0.56%          4.15%         16.03%         22.54%          2.54%
Supplemental data and ratios:
   Net assets, end of period (000's)         $327,948       $343,011       $462,762       $480,104       $126,191        $24,333
   Ratio of operating expenses
     to average net assets:
       Before expense reductions                 1.28%(5)       1.31%          1.31%          1.34%          1.55%          3.71%(4)
                                                     <F28>                                                                     <F27>
       After expense reductions                  1.28%(5)       1.31%          1.27%          1.34%          1.50%          1.50%
                                                     <F28>
   Ratio of net investment income
     to average net assets                       1.25%(5)       1.24%          1.24%          0.69%          1.34%          2.26%
                                                     <F28>
   Portfolio turnover rate                      31.24%        231.91%         98.09%        117.35%         81.58%        133.50%

(1)<F24> Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(2)<F25> Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)<F26>  Amount calculated is less than $0.005.
(4)<F27> Restated to reflect the recording of income tax expense which was reimbursed by the Fund's advisor.
(5)<F28>  Annualized.

                     See notes to the financial statements.

PRUDENT BEAR FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2006
(UNAUDITED)

  SHARES                                                              VALUE
  ------                                                              -----
               COMMON STOCKS -- 21.5%

               BASIC MATERIALS -- 14.9%
  2,000,000    Alberta Star Development Corp.(a)<F29>             $  3,270,968
  1,000,000    Alberta Star Development Corp. (Acquired 9/20/05,
                 Cost $333,753)(a)<F29>(b)<F30>(c)<F31>(d)<F32>      1,390,161
    300,000    American Gold Capital Corp.(a)<F29>                     562,572
    900,000    Anatolia Minerals Development Ltd.
                 (Acquired 12/15/04, Cost
                 $1,275,345)(a)<F29>(b)<F30>(c)<F31>(d)<F32>         2,959,284
    325,481    Aquiline Resources, Inc.(a)<F29>                        780,363
    384,615    Aquiline Resources, Inc. (Acquired 9/03/03,
                 Cost $285,501)(a)<F29>(b)<F30>(c)<F31>(d)<F32>        922,141
    275,000    Aurora Energy Resources, Inc. (Acquired 3/22/06,
                 Cost $850,662)(a)<F29>(b)<F30>(c)<F31>(d)<F32>        830,640
  2,267,700    Capstone Gold Corp.(a)<F29>(e)<F33>                   3,786,458
  1,533,333    Capstone Gold Corp. (Acquired 1/26/04, Cost
                $877,085)(a)<F29>(b)<F30>(c)<F31>(d)<F32>(e)<F33>    1,792,182
  1,411,765    Capstone Gold Corp. (Acquired 12/15/04, Cost
                $968,061)(a)<F29>(b)<F30>(c)<F31>(d)<F32>(e)<F33>    1,650,091
    296,000    Capstone Gold Corp. (Acquired 12/21/05, Cost
                $239,621)(a)<F29>(b)<F30>(c)<F31>(d)<F32>(e)<F33>      345,969
    835,200    Cardero Resource Corporation(a)<F29>                  2,531,668
  1,777,778    Cascadero Copper Corporation(a)<F29>                    502,348
    546,200    East Asia Minerals Corporation(a)<F29>                  397,542
  1,127,038    East Asia Minerals Corporation (Acquired 3/03/05,
                 Cost $402,548)(a)<F29>(b)<F30>(c)<F31>(d)<F32>        820,296
    300,000    East Asia Minerals Corporation (Acquired 10/27/05,
                 Cost $317,161)(a)<F29>(b)<F30>(c)<F31>(d)<F32>        185,597
    179,700    Eldorado Gold Corporation(a)<F29>                       867,841
        33     Exploration Capital Partners, LP (Acquired 10/14/98,
                 Cost $29,714)(b)<F30>(c)<F31>                       6,736,232
    550,000    First Majestic Resource Corp. (Acquired 5/07/04,
                 Cost $607,338)(a)<F29>(b)<F30>(c)<F31>(d)<F32>      1,476,902
  1,855,100    Fronteer Development Group Inc.(a)<F29>(e)<F33>       7,878,834
    909,091    Fronteer Development Group Inc.
                 (Acquired 3/30/04, Cost
                 $762,155)(a)<F29>(b)<F30>(c)<F31>(d)<F32>(e)<F33>   3,861,019
    400,000    Fronteer Development Group Inc.
                 (Acquired 2/16/05, Cost
                $567,569)(a)<F29>(b)<F30>(c)<F31>(d)<F32>(e)<F33>    1,698,848
    150,000    Fury Explorations Ltd.(a)<F29>                          172,111
  1,155,000    Gold Canyon Resources, Inc. (Acquired 8/26/04,
                 Cost $484,003)(a)<F29>(b)<F30>(c)<F31>(d)<F32>        346,149
  1,298,265    Golden Cycle Gold Corporation(a)<F29>(e)<F33>         5,128,147
  2,643,513    Golden Phoenix Minerals, Inc. (Acquired 1/14/00,
                 Cost $300,000)(a)<F29>(b)<F30>(c)<F31>              1,015,109
  3,300,000    International KRL Resources Corp.(a)<F29>(e)<F33>     1,017,254
    600,000    North American Tungsten Corp Ltd.(a)<F29>               744,959
  2,400,000    Northern Lion Gold Corp.
                 (Acquired 4/28/03 & 5/03/04, Cost
                $546,512)(a)<F29>(b)<F30>(c)<F31>(d)<F32>(e)<F33>      937,107
  3,235,000    Pershing Resources Corporation Inc.(a)<F29>(e)<F33>     388,200
  1,821,403    Rimfire Minerals Corporation(a)<F29>(e)<F33>          3,134,838
  2,842,300    Sabina Silver Corporation(a)<F29>(e)<F33>             4,088,765
    750,000    Sabina Silver Corporation (Acquired 11/05/03, Cost
                $283,050)(a)<F29>(b)<F30>(c)<F31>(d)<F32>(e)<F33>      863,124
    891,000    Santoy Resources Ltd.(a)<F29>                           495,911
     35,000    Southwestern Resources Corp.(a)<F29>(f)<F34>            413,580
    500,000    Sunridge Gold Corp. (Acquired 9/29/05,
                 Cost $273,743)(a)<F29>(b)<F30>(c)<F31>(d)<F32>        935,266
    700,000    Tournigan Gold Corporation(a)<F29>                    1,456,523
    527,900    Trade Winds Ventures Inc.(a)<F29>(e)<F33>               226,014
  1,825,000    Trade Winds Ventures Inc. (Acquired 6/29/04, Cost
                $1,001,743)(a)<F29>(b)<F30>(c)<F31>(d)<F32>(e)<F33>    625,080
    800,000    Trade Winds Ventures Inc. (Acquired 11/30/04, Cost
                $847,500)(a)<F29>(b)<F30>(c)<F31>(d)<F32>(e)<F33>      274,008
    295,630    Viceroy Exploration Ltd.(a)<F29>                      2,133,973
    666,667    YGC Resources Ltd. (Acquired 4/13/05,
                 Cost $322,532)(a)<F29>(b)<F30>(c)<F31>(d)<F32>        713,562
                                                                  ------------
                                                                    70,357,636
                                                                  ------------
               CONSTRUCTION & ENGINEERING -- 0.5%
     80,000    The Shaw Group Inc.(a)<F29>(f)<F34>                   2,432,000
                                                                  ------------
               HEALTH CARE -- 1.7%
    850,000    ADVENTRX Pharmaceuticals, Inc.(a)<F29>                4,207,500
    375,000    ADVENTRX Pharmaceuticals, Inc. (Acquired 3/01/06,
                 Cost $228,750)(a)<F29>(b)<F30>(c)<F31>(d)<F32>      1,485,000
    435,367    Cardima, Inc.(a)<F29>                                    20,897
    140,000    Genitope Corporation(a)<F29>                          1,218,000
    250,000    Pro Pharmaceuticals, Inc.(a)<F29>                       925,000
                                                                  ------------
                                                                     7,856,397
                                                                  ------------
               METALS & MINING -- 3.9%
    400,000    Andina Minerals, Inc.(a)<F29>                           424,712
    800,000    Bear Creek Mining Corporation(a)<F29>                 3,890,911
     40,000    Bear Creek Mining Corporation (Acquired 8/30/05,
                 Cost $107,953)(a)<F29>(b)<F30>(c)<F31>(d)<F32>        194,546
    150,000    Bema Gold Corporation(a)<F29>(f)<F34>                   664,500
  3,866,200    Crosshair Exploration & Mining Corp.(a)<F29>(e)<F33>  5,462,371
    500,000    Crosshair Exploration & Mining Corp.
                 (Acquired 11/04/05, Cost
                $338,070)(a)<F29>(b)<F30>(c)<F31>(d)<F32>(e)<F33>      600,462
    600,000    Dynasty Metals & Mining Inc.(a)<F29>                  2,209,188
    857,143    Franklin Lake Resources Inc.(a)<F29>(e)<F33>            248,571
  1,300,000    Gateway Gold Corp.(a)<F29>(e)<F33>                    1,614,077
    300,000    Golden Star Resources Ltd.(a)<F29>(f)<F34>              957,000
    800,000    Grayd Resource Corp.(a)<F29>                            993,278
    500,000    Kenrich-Eskay Mining Corp. (Acquired 2/06/06,
                 Cost $480,380)(a)<F29>(b)<F30>(c)<F31>(d)<F32>        480,370
    260,000    Niblack Mining Corp.(a)<F29>(e)<F33>                    189,237
    222,500    Niblack Mining Corp. (Acquired 3/30/04,
                 Cost $0)(a)<F29>(b)<F30>(c)<F31>(d)<F32>(e)<F33>      137,651
    525,000    Niblack Mining Corp. (Acquired 3/02/06, Cost
                $252,050)(a)<F29>(b)<F30>(c)<F31>(d)<F32>(e)<F33>      324,796
                                                                  ------------
                                                                    18,391,670
                                                                  ------------
               POLLUTION CONTROL -- 0.3%
    628,209    Migami, Inc.(a)<F29>(e)<F33>                            166,475
    566,300    Sonic Environmental Solutions Inc.(a)<F29>(e)<F33>      514,003
    750,000    Sonic Environmental Solutions Inc.
                 (Acquired 9/20/05, Cost
                 $1,267,329)(a)<F29>(b)<F30>(c)<F31>(d)<F32>(e)<F33>   578,627
                                                                  ------------
                                                                     1,259,105
                                                                  ------------
               RESTAURANTS -- 0.0%
          6    Restaurant Brands New Zealand Limited                         5
                                                                  ------------
               SATELLITE -- 0.1%
     96,315    Globalstar LLC Base Creditor Membership Interests
                 (Acquired 12/21/04, Cost
                 $359,097)(a)<F29>(b)<F30>(c)<F31>(d)<F32>             404,552
     11,462    Globalstar LLC Release-Based Membership Interests
                 (Acquired 12/21/04, Cost
                 $42,736)(a)<F29>(b)<F30>(c)<F31>(d)<F32>               48,144
                                                                  ------------
                                                                       452,696
                                                                  ------------
               TECHNOLOGY -- 0.1%
    398,433    Aura Systems, Inc.(a)<F29>                              438,276
                                                                  ------------
               TOTAL COMMON STOCKS (Cost $56,411,540)              101,187,785
                                                                  ------------

 PRINCIPAL
  AMOUNT
 ---------
               U.S. TREASURY OBLIGATIONS -- 76.1%

               U.S. Treasury Notes:
$17,755,000      2.250%, 4/30/2006(h)<F36>                          17,720,324
 18,600,000      2.500%, 5/31/2006(g)<F35>                          18,535,328
 37,700,000      2.750%, 6/30/2006(g)<F35>                          37,526,241
 58,000,000      2.750%, 7/31/2006(g)<F35>                          57,630,714
  3,500,000      2.375%, 8/15/2006(h)<F36>                           3,469,512
 74,900,000      2.375%, 8/31/2006(g)<F35>                          74,177,365
  9,700,000      2.500%, 9/30/2006(h)<F36>                           9,589,740
 25,605,000      2.500%, 10/31/2006(h)<F36>                         25,263,941
 73,500,000      2.875%, 11/30/2006(h)<F36>                         72,552,512
 10,300,000      3.000%, 12/31/2006(h)<F36>                         10,158,777
 18,300,000      3.125%, 1/31/2007                                  18,041,933
  2,500,000      2.250%, 2/15/2007(g)<F35>                           2,444,530
 11,700,000      3.375%, 2/28/2007(g)<F35>                          11,544,612
                                                                  ------------
               TOTAL U.S. TREASURY OBLIGATIONS
                 (Cost $359,833,870)                               358,655,529
                                                                  ------------

  SHARES
  ------
               WARRANTS -- 1.2%
               Alberta Star Development Corp.
    500,000      Expiration: September 2007,
                 Exercise Price: $0.65 CAD (Acquired 9/20/05,
                 Cost $5,000)(b)<F30>(c)<F31>(d)<F32>                  529,049
               Anatolia Minerals Development Ltd.
    450,000      Expiration: December 2006,
                 Exercise Price: $2.50 CAD (Acquired 12/15/04,
                 Cost $4,500)(b)<F30>(c)<F31>(d)<F32>                  576,829
               Aquiline Resources, Inc.
     78,125      Expiration: October 2006, Exercise Price: $2.00 CAD
                 (Acquired 10/07/05,
                 Cost $781)(b)<F30>(c)<F31>(d)<F32>                     57,538
               Aura Systems, Inc.
    105,990      Expiration: January 2007-2011, Exercise Price: $3.00
                 (Acquired 3/21/06,
                 Cost $1,060)(b)<F30>(c)<F31>(d)<F32>                        0
               Bear Creek Mining Corporation
     20,000      Expiration: August 2007, Exercise Price: $4.25 CAD
                 (Acquired 8/30/05,
                 Cost $200)(b)<F30>(c)<F31>(d)<F32>                     57,247
               Capstone Gold Corp.
    766,666      Expiration: May 2006, Exercise Price: $1.25 CAD
                 (Acquired 1/26/04,
                 Cost $7,667)(b)<F30>(c)<F31>(d)<F32>                        0
    705,883      Expiration: December 2007, Exercise Price: $1.25 CAD
                 (Acquired 12/15/04,
                 Cost $7,059)(b)<F30>(c)<F31>(d)<F32>                  445,585
    296,000      Expiration: December 2008, Exercise Price: $1.40 CAD
                 (Acquired 12/21/05,
                 Cost $2,960)(b)<F30>(c)<F31>(d)<F32>                  185,556
               Cardima, Inc.
    312,499      Expiration: August 2006, Exercise Price: $0.90
                 (Acquired 8/05/02,
                 Cost $3,125)(b)<F30>(c)<F31>(d)<F32>                        0
               Cascadero Copper Corporation
    888,889      Expiration: December 2006, Exercise Price: $0.65 CAD
                 (Acquired 12/21/04,
                 Cost $8,889)(b)<F30>(c)<F31>(d)<F32>                        0
               Crosshair Exploration & Mining Corp.
    250,000      Expiration: November 2007, Exercise Price: $1.25 CAD
                 (Acquired 11/04/05,
                 Cost $2,500)(b)<F30>(c)<F31>(d)<F32>                  165,668
               East Asia Minerals Corporation
    563,519      Expiration: March 2007, Exercise Price: $1.00 CAD
                 (Acquired 3/03/05,
                 Cost $5,635)(b)<F30>(c)<F31>(d)<F32>                  119,474
    150,000      Expiration: October 2007, Exercise Price: $1.75 CAD
                 (Acquired 10/27/05,
                 Cost $1,500)(b)<F30>(c)<F31>(d)<F32>                   28,129
               First Majestic Resource Corp.
    275,000      Expiration: May 2006, Exercise Price: $2.05 CAD
                 (Acquired 5/07/04,
                 Cost $2,750)(b)<F30>(c)<F31>(d)<F32>                  353,802
               Fronteer Development Group Inc.
    454,545      Expiration: March 2006, Exercise Price: $1.65 CAD
                 (Acquired 3/30/04,
                 Cost $4,546)(b)<F30>(c)<F31>(d)<F32>                1,229,531
    200,000      Expiration: February 2007, Exercise Price: $2.75 CAD
                 (Acquired 2/16/05,
                 Cost $2,000)(b)<F30>(c)<F31>(d)<F32>                  416,851
               Kenrich-Eskay Mining Corp.
    250,000      Expiration: February 2007, Exercise Price: $1.25 CAD
                 (Acquired 2/06/06,
                 Cost $2,500)(b)<F30>(c)<F31>(d)<F32>                   95,260
               Laramide Resources Ltd.
     40,000      Expiration: September 2007, Exercise Price: $3.25 CAD
                 (Acquired 9/29/05,
                 Cost $400)(b)<F30>(c)<F31>(d)<F32>                     98,256
               Metalline Mining Co. Inc.
    125,000      Expiration: June 2006, Exercise Price: $5.00
                 (Acquired 6/29/01,
                 Cost $1,250)(b)<F30>(c)<F31>(d)<F32>                   49,962
     22,220      Expiration: October 2007, Exercise Price: $5.00
                 (Acquired 10/08/02, Cost $222)(b)<F30>(c)<F31>(d)<F32>    307
               Niblack Mining Corp.
    262,500      Expiration: September 2007, Exercise Price: $0.80 CAD
                 (Acquired 3/02/06,
                 Cost $2,625)(b)<F30>(c)<F31>(d)<F32>                   87,976
               Sonic Environmental Solutions Inc.
    375,000      Expiration: September 2007, Exercise Price: $2.75 CAD
                 (Acquired 9/20/05,
                 Cost $3,750)(b)<F30>(c)<F31>(d)<F32>                   26,812
               Sunridge Gold Corp.
    250,000      Expiration: September 2007, Exercise Price: $0.90 CAD
                 (Acquired 9/29/05,
                 Cost $2,500)(b)<F30>(c)<F31>(d)<F32>                  335,788
               Trade Winds Ventures Inc.
  1,825,000      Expiration: June 2006, Exercise Price: $1.15 CAD
                 (Acquired 6/29/04,
                 Cost $18,250)(b)<F30>(c)<F31>(d)<F32>                   2,344
    400,000      Expiration: November 2006, Exercise Price: $1.75 CAD
                 (Acquired 11/30/04,
                 Cost $4,000)(b)<F30>(c)<F31>(d)<F32>                    1,678
               Viceroy Exploration Ltd.
    151,515      Expiration: December 2006, Exercise Price: $2.75 CAD
                 (Acquired 12/01/04,
                 Cost $1,515)(b)<F30>(c)<F31>(d)<F32>                  672,240
               YGC Resources Ltd.
    333,334      Expiration: April 2007, Exercise Price: $1.00 CAD
                 (Acquired 4/13/05,
                 Cost $3,333)(b)<F30>(c)<F31>(d)<F32>                   89,937
                                                                  ------------
               TOTAL WARRANTS (Cost $100,517)                        5,625,819
                                                                  ------------
CONTRACTS (100 SHARES PER CONTRACT)
-----------------------------------
               PURCHASED PUT OPTIONS -- 0.9%
               Avery Dennison Corp.
        300      Expiration: October 2006, Exercise Price: $60.00      112,500
               The Bank of New York Company, Inc.
        300      Expiration: April 2006, Exercise Price: $30.00            750
               The Bear Stearns Companies Inc.
        300      Expiration: April 2006, Exercise Price: $95.00            750
               Carnival Corporation
        400      Expiration: April 2006, Exercise Price: $47.50         36,000
               CBOE Internet Index
        400      Expiration: June 2006, Exercise Price: $190.00        100,000
               Chico's FAS, Inc.
        300      Expiration: August 2006, Exercise Price: $40.00        85,500
               Constellation Brands, Inc. - Class A
        100      Expiration: April 2006, Exercise Price: $22.50            750
               Corus Bankshares, Inc.
        100      Expiration: September 2006, Exercise Price: $55.00     24,000
               Eli Lilly & Company
        200      Expiration: July 2006, Exercise Price: $55.00          41,500
               Energizer Holdings, Inc.
        250      Expiration: May 2006, Exercise Price: $45.00            3,750
        300      Expiration: May 2006, Exercise Price: $55.00           91,500
               Ethan Allen Interiors, Inc.
        200      Expiration: May 2006, Exercise Price: $35.00            4,000
               Family Dollar Stores, Inc.
        300      Expiration: April 2006, Exercise Price: $22.50            750
               Freddie Mac
        200      Expiration: April 2006, Exercise Price: $55.00          1,500
               Furniture Brands International, Inc.
        150      Expiration: April 2006, Exercise Price: $17.50            375
        200      Expiration: July 2006, Exercise Price: $22.50          13,500
               Garmin Ltd.
        400      Expiration: April 2006, Exercise Price: $55.00          1,000
               The Goldman Sachs Group, Inc.
        200      Expiration: April 2006, Exercise Price: $100.00           500
               Google, Inc.
        100      Expiration: January 2007, Exercise Price: $310.00     159,000
               Humana Inc.
        300      Expiration: August 2006, Exercise Price: $50.00        75,750
               Intuit, Inc.
        300      Expiration: April 2006, Exercise Price: $50.00          6,750
               Lehman Brothers Holdings Inc.
        200      Expiration: April 2006, Exercise Price: $95.00            500
               Mercury Interactive Corporation
        900      Expiration: April 2006, Exercise Price: $22.50          9,000
               MGI Pharma, Inc.
        600      Expiration: April 2006, Exercise Price: $17.50         39,000
               Midway Games Inc.
        400      Expiration: May 2006, Exercise Price: $15.00          236,000
        750      Expiration: May 2006, Exercise Price: $17.50          630,000
        700      Expiration: May 2006, Exercise Price: $20.00          759,500
        400      Expiration: August 2006, Exercise Price: $15.00       248,000
               North Fork Bancorporation, Inc.
        200      Expiration: May 2006, Exercise Price: $25.00            2,000
               Office Depot, Inc.
        400      Expiration: April 2006, Exercise Price: $25.00          1,000
               Paccar, Inc.
        150      Expiration: May 2006, Exercise Price: $60.00            2,625
        200      Expiration: May 2006, Exercise Price: $65.00           12,000
               Payless ShoeSource, Inc.
        300      Expiration: June 2006, Exercise Price: $22.50          38,250
               The Philadelphia Semiconductor Index
        100      Expiration: December 2006, Exercise Price: $470.00    224,500
               The PHLX Housing Sector Index
        200      Expiration: May 2006, Exercise Price: $260.00         131,000
               R. R. Donnelley & Sons Co.
        300      Expiration: June 2006, Exercise Price: $35.00          77,250
               Research In Motion Limited
        300      Expiration: September 2006, Exercise Price: $70.00     81,750
               ResMed Inc.
        350      Expiration: April 2006, Exercise Price: $37.50          3,500
               Ruby Tuesday, Inc.
        200      Expiration: April 2006, Exercise Price: $25.00            500
               The Russell 2000 Index
        400      Expiration: June 2006, Exercise Price: $670.00        116,000
        100      Expiration: September 2006, Exercise Price: $660.00    72,000
               SPDR Trust Series 1
        200      Expiration: April 2006, Exercise Price: $128.00        11,000
               Standard and Poor's 500 Index
        400      Expiration: June 2006, Exercise Price: $1,200.00      160,000
        400      Expiration: September 2006, Exercise Price: $1,200.00 448,000
               Stericycle, Inc.
        300      Expiration: August 2006, Exercise Price: $55.00        10,500
               SUPERVALU INC.
        200      Expiration: April 2006, Exercise Price: $30.00          8,000
               Whirlpool Corporation
        150      Expiration: September 2006, Exercise Price: $85.00     57,750
                                                                  ------------
               TOTAL PURCHASED OPTIONS (Cost $5,764,935)             4,139,750
                                                                  ------------

  SHARES
  ------
               SHORT-TERM INVESTMENTS -- 0.7%

               MUTUAL FUNDS -- 0.7%
  3,345,954    Federated Cash Trust Money Market                     3,345,954
                                                                  ------------
               TOTAL SHORT-TERM INVESTMENTS (Cost $3,345,954)        3,345,954
                                                                  ------------
               Total Investments  (Cost $425,456,816) -- 100.4%    472,954,837
               Liabilities in Excess of Other Assets -- (0.4)%      (1,981,889)
                                                                  ------------
               TOTAL NET ASSETS -- 100.0%                         $470,972,948
                                                                  ------------
                                                                  ------------

Percentages are stated as a percent of net assets.

(a)<F29>  Non-income producing security.
(b)<F30>  Fair valued security.
(c)<F31>  Restricted security.
(d)<F32>  Private placement issue.
(e)<F33>  Affiliated company.  See Note 7 in Notes to the Financial Statements.
(f)<F34> Shares are held to cover all or a portion of a corresponding short position.
(g)<F35> All or a portion of the securities have been committed as collateral for open short positions.
(h)<F36> All or a portion of the securities have been committed as collateral for futures contracts.
CAD - Canadian Dollars

                     See notes to the financial statements.

PRUDENT BEAR FUND
SCHEDULE OF SECURITIES SOLD SHORT
MARCH 31, 2006
(UNAUDITED)

  SHARES                                                              VALUE
  ------                                                              -----
   8,000     Adobe Systems, Inc.                                  $    279,360
  35,000     Advanced Micro Devices, Inc.                            1,160,600
  15,000     Agnico-Eagle Mines Limited                                456,750
  16,000     Amazon.com, Inc.                                          584,160
   8,000     Analog Devices, Inc.                                      306,320
  72,000     Apollo Group, Inc.                                      3,780,720
  30,000     Avery Dennison Corp.                                    1,754,400
  58,000     Bank of America Corporation                             2,641,320
  36,000     BB&T Corp.                                              1,411,200
  28,000     Bed Bath & Beyond, Inc.                                 1,075,200
 150,000     Bema Gold Corporation                                     664,500
 130,000     Bristol-Myers Squibb Company                            3,199,300
  24,500     Brunswick Corporation                                     952,070
   6,000     Carnival Corporation                                      284,220
  20,000     Chico's FAS, Inc.                                         812,800
  54,000     Citigroup Inc.                                          2,550,420
  11,000     Clear Channel Communications, Inc.                        319,110
  30,000     Commonwealth Telephone Enterprises, Inc.                1,033,500
 155,000     Constellation Brands, Inc. - Class A                    3,882,750
  70,000     Consumer Staples Select Sector SPDR Fund                1,652,000
  80,000     D.R. Horton, Inc.                                       2,657,600
  49,000     Dell Inc.                                               1,458,240
 250,000     DIAMONDS Trust Series I                                27,827,500
 200,000     Eldorado Gold Corporation                                 956,000
  12,000     Electronic Arts, Inc.                                     656,640
  63,000     Eli Lilly & Company                                     3,483,900
 133,000     EMC Corporation                                         1,812,790
  20,000     Emulex Corp.                                              341,800
  55,000     Energizer Holdings, Inc.                                2,915,000
  44,000     Fannie Mae                                              2,261,600
 147,000     Financial Select Sector SPDR Fund                       4,784,850
  87,000     Flextronics International Ltd.                            900,450
 455,000     Ford Motor Company                                      3,621,800
  43,000     Freddie Mac                                             2,623,000
  34,000     Freescale Semiconductor, Inc.                             945,540
  75,000     General Motors Corporation                              1,595,250
  75,000     Gentex Corporation                                      1,309,500
 425,000     Golden Star Resources Ltd.                              1,355,750
     800     Google, Inc.                                              312,000
  60,000     H&R Block, Inc.                                         1,299,000
  62,000     Hovnanian Enterprises, Inc.                             2,723,660
  28,000     Humana Inc.                                             1,474,200
  20,000     Huntington Bancshares, Inc.                               482,600
 104,000     Intel Corp.                                             2,012,400
  16,000     International Business Machines Corp.                   1,319,520
  20,000     Intuit, Inc.                                            1,063,800
  23,000     iShares Lehman 20+ Year Treasury Bond Fund              1,998,010
  30,000     iShares Russell 2000 Growth Index Fund                  2,391,000
 225,000     Ivanhoe Mines Ltd.                                      2,166,750
  40,000     JPMorgan Chase & Co.                                    1,665,600
  44,000     KB Home                                                 2,859,120
  50,000     Kohl's Corporation                                      2,650,500
  48,500     Lennar Corporation                                      2,928,430
  13,000     Lexmark International, Inc.                               589,940
  45,000     M.D.C. Holdings, Inc.                                   2,893,950
  30,000     Marine Products Corp.                                     329,700
 137,000     Mattel, Inc.                                            2,483,810
  29,000     MBIA Inc.                                               1,743,770
 136,000     MGI Pharma, Inc.                                        2,380,000
  35,000     M-Systems Flash Disk Pioneers                             905,100
  77,000     Navistar International Corporation                      2,123,660
  30,000     Paccar, Inc.                                            2,114,400
 141,000     Pacific Sunwear of California, Inc.                     3,124,560
 105,000     Patterson Companies, Inc.                               3,696,000
  40,000     Payless ShoeSource, Inc.                                  915,600
 113,000     R. R. Donnelley & Sons Co.                              3,697,360
  41,000     The Ryland Group, Inc.                                  2,845,400
  12,000     SanDisk Corp.                                             690,240
  80,000     The Shaw Group Inc.                                     2,432,000
  35,000     Southwestern Resources Corp.                              413,581
 235,000     SPDR Trust Series 1                                    30,510,050
  30,000     SunTrust Banks, Inc.                                    2,182,800
 120,000     SUPERVALU INC.                                          3,698,400
  10,000     Technology Select Sector SPDR Fund                        221,600
  85,000     Toll Brothers, Inc.                                     2,943,550
 380,000     UTStarcom, Inc.                                         2,390,200
  52,000     Valueclick, Inc.                                          879,840
  87,000     Wal-Mart Stores, Inc.                                   4,109,880
  39,000     Wells Fargo & Company                                   2,490,930
  19,000     Whirlpool Corporation                                   1,737,930
  57,000     Whole Foods Market, Inc.                                3,787,080
  22,000     Wind River Systems, Inc.                                  273,900
                                                                  ------------
             TOTAL SECURITIES SOLD SHORT (Proceeds $187,062,942)  $206,259,731
                                                                  ------------
                                                                  ------------

                     See notes to the financial statements.

PRUDENT GLOBAL INCOME FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2006
(UNAUDITED)

     SHARES                                                           VALUE
     ------                                                           -----
                     COMMON STOCKS -- 12.5%

                     CANADA -- 9.5%
     380,187         Agnico-Eagle Mines Limited(a)<F37>           $ 11,566,577
     871,100         BacTech Mining Corporation(a)<F37>                111,885
     445,000         Central Fund of Canada Limited - Class A        3,537,750
   1,155,353         First Majestic Resource Corp.
                       (Acquired 5/07/04, Cost
                       $1,275,799)(a)<F37>(b)<F38>(c)<F39>(d)<F40>   3,102,442
     600,000         Gateway Gold Corp.(a)<F37>                        744,959
     200,000         Goldcorp, Inc.                                  5,851,779
     220,000         Goldcorp, Inc.                                  6,435,000
                                                                  ------------
                                                                    31,350,392
                                                                  ------------
                     SOUTH AFRICA -- 1.4%
      85,000         AngloGold Ashanti Limited - ADR                 4,600,200
                                                                  ------------
                     UNITED STATES -- 1.6%
      30,000         Newmont Mining Corp.                            1,556,700
     100,000         Royal Gold, Inc.                                3,619,000
                                                                  ------------
                                                                     5,175,700
                                                                  ------------
                     TOTAL COMMON STOCKS (Cost $20,798,312)         41,126,292
                                                                  ------------
                     PREFERRED STOCKS -- 0.2%
     109,900         Freeport-McMoRan Copper & Gold, Inc.              634,122
                                                                  ------------
                     TOTAL PREFERRED STOCKS (Cost $873,705)            634,122
                                                                  ------------
    PRINCIPAL
     AMOUNT
    ---------
                     CONVERTIBLE BONDS -- 0.4%
                     BacTech Mining Corporation
   3,000,000  CAD      10.00%, 3/15/2009 (Acquired 3/15/04, Cost
                       $2,230,050)(a)<F37>(b)<F38>(c)<F39>(d)<F40>   1,284,412
                                                                  ------------
                     TOTAL CONVERTIBLE BONDS (Cost $2,230,050)       1,284,412
                                                                  ------------
                     CORPORATE BONDS -- 2.8%
                     UBS Gold Bullion Notes
  $7,000,000           0.000%, 8/29/2008(a)<F37>(e)<F41>             9,257,500
                                                                  ------------
                     TOTAL CORPORATE BONDS (Cost $7,000,000)         9,257,500
                                                                  ------------
                     FOREIGN TREASURY OBLIGATIONS -- 68.4%
                     AUSTRALIA -- 3.6%
                     Australian Government Bond
  16,620,000  AUD      6.750%, 11/15/2006                           11,991,401
                                                                  ------------
                     CANADA -- 6.2%
                     Canadian Treasury Bill
  23,650,000  CAD      0.000%, 4/20/2006                            20,215,382
                                                                  ------------
                     DENMARK -- 2.9%
                     Kingdom of Denmark Bonds
  57,900,000  DKK      3.000%, 11/15/2006                            9,391,125
                                                                  ------------
                     FINLAND -- 1.3%
                     Finnish Government Bond
   3,418,000  EUR      2.750%, 7/04/2006                             4,143,096
                                                                  ------------
                     FRANCE -- 6.6%
                     French Discount Treasury Bill
   8,350,000  EUR      0.000%, 5/11/2006                            10,092,695
                     French Treasury Bond
   9,490,000  EUR      4.500%, 7/12/2006                            11,548,892
                                                                  ------------
                                                                    21,641,587
                                                                  ------------
                     GERMANY -- 3.4%
                     German Treasury Bill
   9,200,000  EUR      0.000%, 7/12/2006                            11,068,252
                                                                  ------------
                     HONG KONG -- 7.6%
                     Hong Kong Government Bond
 190,000,000  HKD      7.370%, 10/30/2006                           24,948,068
                                                                  ------------
                     ICELAND -- 3.8%
                     Nordic Treasury Bill
 989,000,000  ISK      0.000%, 2/09/2007                            12,543,718
                                                                  ------------
                     ITALY -- 1.0%
                     Republic of Italy Bond
 400,000,000  JPY      0.375%, 10/10/2006                            3,403,735
                                                                  ------------
                     NEW ZEALAND -- 3.3%
                     New Zealand Government Bond
  17,295,000  NZD      8.000%, 11/15/2006                           10,719,391
                                                                  ------------
                     NORWAY -- 3.9%
                     Norwegian Government Bond
  81,059,000  NOK      6.750%, 1/15/2007                            12,727,584
                                                                  ------------
                     SINGAPORE -- 4.6%
                     Singapore Government Bond
  24,450,000  SGD      1.375%, 8/01/2006                            15,047,088
                                                                  ------------
                     SWEDEN -- 3.1%
                     Swedish Government Bond
  79,920,000  SEK      3.500%, 4/20/2006                            10,267,439
                                                                  ------------
                     SWITZERLAND -- 14.7%
                     Swiss Government Bond
  31,059,000  CHF      4.500%, 4/08/2006                            23,829,673
                     Swiss Government Bond
  31,950,000  CHF      0.000%, 5/04/2006                            24,486,055
                                                                  ------------
                                                                    48,315,728
                                                                  ------------
                     UNITED KINGDOM -- 2.4%
                     United Kingdom Treasury Bond
   4,500,000  GBP      0.000%, 4/10/2006                             7,811,300
                                                                  ------------
                     TOTAL FOREIGN TREASURY OBLIGATIONS
                       (Cost $233,264,055)                         224,234,894
                                                                  ------------
                     U.S. TREASURY OBLIGATIONS -- 13.7%
                     U.S. Treasury Notes:
 $ 6,900,000         7.000%, 7/15/2006                               6,941,780
   3,000,000         3.000%, 12/31/2006                              2,958,867
   7,400,000         3.125%, 1/31/2007                               7,295,645
   1,500,000         2.250%, 2/15/2007                               1,466,718
  26,625,000         3.375%, 2/28/2007                              26,271,393
                                                                  ------------
                     TOTAL U.S. TREASURY OBLIGATIONS
                       (Cost $45,028,972)                           44,934,403
                                                                  ------------

     SHARES
     ------
                     WARRANTS -- 0.3%
                     First Majestic Resource Corp.
     687,500           Expiration: May 2006, Exercise
                       Price: $2.05 CAD (Acquired 5/07/04, Cost
                       $6,875)(b)<F38>(c)<F39>(d)<F40>                 884,505
                                                                  ------------
                     TOTAL WARRANTS (Cost $6,875)                      884,505
                                                                  ------------
                     SHORT-TERM INVESTMENTS -- 0.7%
                     MUTUAL FUNDS
   2,345,233         Federated Cash Trust Money Market               2,345,233
                                                                  ------------
                     TOTAL SHORT-TERM INVESTMENTS
                       (Cost $2,345,233)                             2,345,233
                                                                  ------------
                     Total Investments
                       (Cost $311,547,202) -- 99.0%                324,701,361
                     Other Assets in Excess
                       of Liabilities -- 1.0%                        3,246,244
                                                                  ------------
                     TOTAL NET ASSETS -- 100.0%                   $327,947,605
                                                                  ------------
                                                                  ------------

Percentages are stated as a percent of net assets.

(a)<F37>   Non-income producing security.
(b)<F38>   Fair valued security.
(c)<F39>   Restricted security.
(d)<F40>   Private placement issue.
(e)<F41>   Redemption value linked to the value of gold bullion.
ADR  American Depository Receipt
AUD  Australian Dollars
GBP  British Pounds
CAD  Canadian Dollars
DKK  Danish Krone
EUR  European Monetary Units
HKD  Hong Kong Dollars
ISK  Iceland Kroner
JPY  Japanese Yen
NOK  Norwegian Kroner
NZD  New Zealand Dollars
SGD  Singapore Dollars
CHF  Swiss Francs
SEK  Swedish Krona

                     See notes to the financial statements.

NOTES TO THE FINANCIAL STATEMENTS
MARCH 31, 2006
(UNAUDITED)

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Prudent Bear Funds, Inc. (the "Company") was incorporated on October 25, 1995, as a Maryland Corporation and is registered as an open-end management investment company under the Investment Company Act of 1940 ("1940 Act"). The Company currently consists of a diversified series, the Prudent Bear Fund, and a non-diversified series, the Prudent Global Income Fund (formerly the Prudent Safe Harbor Fund) (each a "Fund" and collectively the "Funds"). The investment objectives of the Funds are set forth below.

     The investment objective of the Prudent Bear Fund is capital appreciation, which it seeks to obtain primarily through short sales of equity securities when overall market valuations are high and through long positions in value-oriented equity securities when overall market valuations are low. The Prudent Bear Fund commenced operations on December 28, 1995.

     The Prudent Bear Fund has issued two classes of shares: No Load and Class C shares. The No Load shares are subject to a 0.25% 12b-1 fee, while the Class C shares are subject to a 1.00% 12b-1 fee, as described in accordance with the Fund's prospectuses. Each class of shares has identical rights and privileges except with respect to 12b-1 fees and voting rights on matters affecting a single class of shares.

     The investment objective of the Prudent Global Income Fund is current income and capital appreciation through investments primarily in liquid securities issued by major industrialized nations and equity securities of companies that mine gold. The Prudent Global Income Fund commenced operations on February 2, 2000.

     The following is a summary of significant accounting policies consistently followed by the Funds.

     a) Investment Valuation - Common stocks, preferred stocks and securities sold short that are listed on a securities exchange are valued at the last quoted sales price on the day the valuation is made. Securities listed on the NASDAQ National Market are valued at the NASDAQ Official Closing Price. Price information on listed stocks is taken from the exchange where the security is primarily traded. Common stocks and securities sold short which are listed on an exchange or the NASDAQ Stock Market but which are not traded on the valuation date are valued at the average of the current bid and asked price. Unlisted equity securities for which market quotations are readily available are valued at the latest quoted bid price. Debt securities are valued at the latest bid prices furnished by an independent pricing service. Mutual fund investments are valued at the net asset value on the day the valuation is made. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value. Other assets and securities for which no quotations are readily available (or which are deemed unreliable) are valued at fair value as determined in good faith by David W. Tice & Associates, LLC (the "Adviser") in accordance with procedures approved by the Board of Directors of the Company. Other types of securities that the Funds may hold for which fair value pricing might be required include, but are not limited to: (a) illiquid securities, including "restricted" securities and private placements for which there is no public market; (b) warrants; (c) securities of an issuer that has entered into a restructuring; (d) securities whose trading has been halted or suspended; and (e) fixed income securities that have gone into default and for which there is not a current market value quotation. Further, if events occur that materially affect the value of a security between the time trading ends on that particular security and the close of the normal trading session of the New York Stock Exchange, the Funds may value the security at its fair value. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. There can be no assurance that the Funds could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Funds determine their net asset value per share. At March 31, 2006, fair value investments represent 8.5% and 1.6% of net assets, at value, in the Prudent Bear Fund and the Prudent Global Income Fund, respectively.

     b) Short Positions - The Funds may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount is included in the Statements of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which may differ from the market value reflected on the Statements of Assets and Liabilities. The Funds are liable for any dividends paid on securities sold short. The Prudent Bear Fund's receivables from brokers for proceeds on securities sold short are with two major securities dealers. The Funds do not require the brokers to maintain collateral in support of these receivables.

     c) Written Option Accounting - The Funds may write (sell) put and call options. When the Funds write (sell) an option, an amount equal to the premium received by the Funds is included in the Statements of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. By writing an option, the Funds may become obligated during the term of the option to deliver (with respect to a call option) or purchase (with respect to a put option) the securities underlying the option at the exercise price if the option is exercised. Option contracts are valued at the average of the current bid and asked price reported on the day of valuation. When an option expires on its stipulated expiration date, the Funds realize a gain. When the Funds enter into a closing purchase transaction, the Funds realize a gain or loss if the cost of the closing purchase transaction differs from the premium received when the option was sold without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. If a call option written by a Fund is exercised, the proceeds of the sale of the underlying security will be increased by the premium originally received and the Fund will realize a gain or loss on the sale of the security. If a put option written by a Fund is exercised, the Fund's basis in the underlying security will be reduced by the premium originally received.

     d) Futures Contracts and Options on Futures Contracts - The Prudent Bear Fund may purchase and sell stock index futures contracts and options on such futures contracts, while the Prudent Global Income Fund may purchase and sell debt futures contracts and options on such futures contracts. Upon entering into a contract, the Funds deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Funds agree to receive from or pay to the futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized gains and losses. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     e) Risks of Options, Futures Contracts and Options onFutures Contracts - The risks inherent in the use of options, futures contracts, and options on futures contracts include: 1) adverse changes in the value of such instruments; 2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the price of the underlying securities, index or futures contracts; 3) the possible absence of a liquid secondary market for any particular instrument at any time; 4) the possible need to defer closing out certain positions to avoid adverse tax consequences; and 5) the possible nonperformance by the counterparty under the terms of the contract.

     f) Collateral on Short Sales, Written Options and Futures Contracts - As collateral for short positions, written options and futures contracts, the Funds are required under the 1940 Act to maintain assets consisting of cash or liquid securities. For short positions, this collateral must equal the market value of the securities sold short. For written options, this collateral must equal the market value of the purchase obligation for put options or the market value of the instrument underlying the contract for call options. For futures contracts, this collateral must equal the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract for short futures contracts. All collateral is required to be adjusted daily.

     g) Purchased Option Accounting - Premiums paid for option contracts purchased are included in the Statements of Assets and Liabilities as an asset. Option contracts are valued at the average of the current bid and asked price reported on the day of valuation. When option contracts expire or are closed, realized gains or losses are recognized without regard to any unrealized gains or losses on the underlying securities. Put option contracts are held by the Funds for trading purposes and call option contracts are held by the Funds for trading and hedging purposes.

     h) Foreign Securities - Investing in securities of foreign companies and foreign governments involves special risks and consideration not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

     i) Foreign Currency Translations - The books and records of the Funds are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Funds do not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market price of such securities. However, for federal income tax purposes the Funds do isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of debt securities and payables and receivables arising from trade date and settlement date differences.

     j) Restricted Securities - The Prudent Bear Fund and the Prudent Global Income Fund own investment securities which are unregistered and thus restricted as to resale. These securities are valued by the Funds after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer's financial performance. Where future disposition of these securities requires registration under the Securities Act of 1933, the Funds have the right to include these securities in such registration, generally without cost to the Funds. The Funds have no right to require registration of unregistered securities. At March 31, 2006, the Prudent Bear Fund and the Prudent Global Income Fund had restricted securities with an aggregate market value of $40,258,734 and $5,271,359, respectively, representing 8.5% and 1.6% of the net assets of the Prudent Bear Fund and the Prudent Global Income Fund, respectively.

     k) Distributions to Shareholders - Dividends from net investment income, if any, are declared and paid annually for the Prudent Bear Fund and quarterly for the Prudent Global Income Fund. Distributions of net realized capital gains, if any, are declared and paid at least annually by each of the Funds.

     l) Federal Income Taxes - No provision for federal income taxes has been made since the Funds intend to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute investment company net taxable income and net capital gains to shareholders. Additionally, the Funds intend to make all required distributions to avoid being liable for federal excise taxes.

     m) Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     n) Guarantees and Indemnifications - In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

     o) Other - Investment and shareholder transactions are recorded on trade date. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis. Investment income for the Prudent Bear Fund includes $2,848,544 of interest earned on receivables from brokers for proceeds on securities sold short. Accounting principles generally accepted in the United States of America require that permanent financial reporting and tax differences be reclassified in the capital accounts.

2.   CAPITAL SHARE TRANSACTIONS

     Transactions in shares of the Funds were as follows:

     Prudent Bear Fund

     No Load Shares:

                                                         Six Months Ended
                                                          March 31, 2006
                                                     -----------------------
                                                     Amount           Shares
                                                     ------           ------
       Sold                                      $ 117,320,829      21,186,513
       Redemption fees                                 109,204              --
       Issued as reinvestment of dividends           3,595,735         668,353
       Redeemed                                    (95,996,280)    (17,502,091)
                                                 -------------     -----------
       Net Increase                              $  25,029,488       4,352,775
                                                 -------------
                                                 -------------
       Shares Outstanding:
           Beginning of Period                                      75,278,759
                                                                   -----------
           End of Period                                            79,631,534
                                                                   -----------
                                                                   -----------
     Class C Shares:
                                                         Six Months Ended
                                                          March 31, 2006
                                                     -----------------------
                                                     Amount           Shares
                                                     ------           ------
       Sold                                      $   5,704,397       1,071,805
       Redemption fees                                   3,828              --
       Issued as reinvestment of dividends             117,009          22,459
       Redeemed                                     (2,883,988)       (544,522)
                                                 -------------     -----------
       Net Increase                              $   2,941,246         549,742
                                                 -------------
                                                 -------------
       Shares Outstanding:
           Beginning of Period                                       3,594,613
                                                                   -----------
           End of Period                                             4,144,355
                                                                   -----------
                                                                   -----------
     No Load Shares:
                                                           Year Ended
                                                       September 30, 2005
                                                    ------------------------
                                                    Dollars           Shares
                                                    -------           ------
       Sold                                      $ 184,083,559      34,033,039
       Redemption fees                                  73,846              --
       Redeemed                                   (182,689,042)    (33,966,732)
                                                 -------------     -----------
       Net Increase                              $   1,468,363          66,307
                                                 -------------
                                                 -------------
       Shares Outstanding:
           Beginning of Period                                      75,212,452
                                                                   -----------
           End of Period                                            75,278,759
                                                                   -----------
                                                                   -----------
     Class C Shares:
                                                           Year Ended
                                                       September 30, 2005
                                                    ------------------------
                                                    Dollars           Shares
                                                    -------           ------
       Sold                                      $  10,713,523       2,042,646
       Redemption fees                                  27,956              --
       Redeemed                                     (7,000,030)     (1,318,890)
                                                 -------------     -----------
       Net Increase                              $   3,741,449         723,756
                                                 -------------
                                                 -------------
       Shares Outstanding:
           Beginning of Period                                       2,870,857
                                                                   -----------
           End of Period                                             3,594,613
                                                                   -----------
                                                                   -----------
     Prudent Global Income Fund
                                                         Six Months Ended
                                                          March 31, 2006
                                                     -----------------------
                                                     Amount           Shares
                                                     ------           ------
       Sold                                      $  48,352,752       4,097,927
       Redemption fees                                   9,993              --
       Issued as reinvestment of dividends           2,128,752         184,148
       Redeemed                                    (77,361,870)     (6,633,784)
                                                 -------------     -----------
       Net Decrease                              $ (26,870,373)     (2,351,709)
                                                 -------------
                                                 -------------
       Shares Outstanding:
           Beginning of Period                                      29,738,363
                                                                   -----------
           End of Period                                            27,386,654
                                                                   -----------
                                                                   -----------

                                                           Year Ended
                                                       September 30, 2005
                                                    ------------------------
                                                    Dollars           Shares
                                                    -------           ------
       Sold                                      $ 237,659,061      18,983,215
       Redemption fees                                  23,783              --
       Issued as reinvestment of dividends          33,574,236       2,780,541
       Redeemed                                   (356,146,412)    (29,326,956)
                                                 -------------     -----------
       Net Decrease                              $ (84,889,332)     (7,563,200)
                                                 -------------
                                                 -------------
       Shares Outstanding:
           Beginning of Period                                      37,301,563
                                                                   -----------
           End of Period                                            29,738,363
                                                                   -----------
                                                                   -----------

3.   INVESTMENT TRANSACTIONS

     The aggregate purchases and sales of investments, excluding short-term investments and options, by the Funds for the six months ended March 31, 2006, were as follows:

                          Prudent Bear Fund      Prudent Global Income Fund
                          -----------------      --------------------------
     Purchases              $380,288,735                $ 43,549,991
     Sales                   400,042,086                 167,720,219

     Included in these amounts were purchases and sales of long-term U.S. government securities, for the six months ended March 31, 2006, as follows:

                          Prudent Bear Fund      Prudent Global Income Fund
                          -----------------      --------------------------
     Purchases              $ 96,971,558                $34,124,259
     Sales                   107,650,530                 82,196,274

     At September 30, 2005, the components of accumulated earnings (losses) on a tax basis were as follows:

                                                  Prudent Bear Fund     Prudent Global Income Fund
                                                  -----------------     --------------------------
     Cost of investments                            $ 404,947,865             $337,150,466
                                                    -------------             ------------
                                                    -------------             ------------
     Gross unrealized appreciation                  $  37,952,281             $ 11,955,992
     Gross unrealized depreciation                    (17,716,744)             (14,820,514)
                                                    -------------             ------------
     Net unrealized appreciation (depreciation)     $  20,235,537             $ (2,864,522)
                                                    -------------             ------------
                                                    -------------             ------------
     Undistributed ordinary income                  $     309,568             $         --
     Undistributed long-term capital gain                      --                       --
                                                    -------------             ------------
     Total distributable earnings                   $     309,568             $         --
                                                    -------------             ------------
                                                    -------------             ------------
     Other accumulated losses                       $(178,160,674)            $   (397,735)
                                                    -------------             ------------
     Total accumulated losses                       $(157,615,569)            $ (3,262,257)
                                                    -------------             ------------
                                                    -------------             ------------

     The cost basis of investments for tax and financial reporting purposes differs principally due to the deferral of losses on wash sales, adjustments for partnerships, constructive sales of appreciated financial positions and mark-to-market cost basis adjustments for investments in foreign passive investment companies (PFICs) for tax purposes. Undistributed ordinary income for tax purposes at September 30, 2005 takes into consideration the currently estimated effects of mark-to-market tax basis adjustments for PFIC investments, and these estimates may change upon final determination for tax purposes.

     The tax character of distributions paid during the six months ended March 31, 2006 and the year ended September 30, 2005 were as follows:

     Prudent Bear Fund
                                  Six months ended          Year ended
                                   March 31, 2006       September 30, 2005
                                   --------------       ------------------
     Ordinary income                 $4,419,737            $        --
     Long-term capital gain                  --                     --
                                     ----------            -----------
                                     $4,419,737            $        --
                                     ----------            -----------
                                     ----------            -----------

     Prudent Global Income Fund
                                  Six months ended          Year ended
                                   March 31, 2006       September 30, 2005
                                   --------------       ------------------
     Ordinary income                 $  603,095            $27,901,220
     Long-term capital gain           1,753,868              8,105,060
     Return of capital                       --              1,588,575
                                     ----------            -----------
                                     $2,356,963            $37,594,855
                                     ----------            -----------
                                     ----------            -----------

     The tax components of capital loss carryovers as of September 30, 2005, and tax-basis post-October loss deferrals (recognized for tax purposes on October 1, 2005) are as follows:

                                  Net Capital              Capital Loss
                              Loss Carryover*<F42>     Carryover Expiration
                              --------------------     --------------------
     Prudent Bear Fund           $  2,974,983                  2011
                                   90,004,020                  2012
                                   36,433,089                  2013
                                 ------------
                                 $129,412,092

     *<F42> Capital gain distributions will resume in the future to the extent gains are realized in excess of the available carryforwards.

     The Prudent Bear Fund incurred a post-October loss of $35,537,663. The Prudent Global Income Fund incurred a post-October PFIC loss of $97,900.

     For the fiscal year ended September 30, 2005 certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from net investment income designated as qualified dividend income were as follows (unaudited):

     Prudent Global Income Fund                  2.43%

     For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2005 were as follows (unaudited):

     Prudent Global Income Fund                  1.90%

4.   INVESTMENT ADVISORY AND OTHER AGREEMENTS

     The Funds have entered into Investment Advisory Agreements with David W. Tice & Associates, LLC. Pursuant to its advisory agreements with the Funds, the Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.25% and 0.75% for the Prudent Bear Fund and the Prudent Global Income Fund, respectively, as applied to the Funds' daily net assets. Certain officers of the Adviser are also officers of the Funds.

     U.S. Bancorp Fund Services, LLC ("U.S. Bancorp") serves as transfer agent, administrator and accounting services agent for the Funds. U.S. Bank, N.A. serves as custodian for the Funds. Quasar Distributors, LLC ("Quasar") serves as distributor and principal underwriter for the Funds.

     During 2005, the Prudent Bear Fund and the Prudent Global Income Fund were reimbursed $96,233 and $7,550, respectively by U.S. Bancorp for charges related to certain transactions conducted with an affiliate of Quasar during 2002 through 2004. Such revenues were included as "Realized gain
     (loss)" in the Statements of Operations of the Funds.

5.   EXPENSE REDUCTIONS AND RECOVERY

     The Adviser may direct certain of the Funds' portfolio trades to brokers at best price and execution and generate directed brokerage credits to reduce certain U.S. Bancorp service provider fees. In accordance with Securities and Exchange Commission requirements, such amount, when incurred, is required to be shown as an expense and will be included in each of the U.S. Bancorp fees in the Statements of Operations.

     Under the terms of the Prudent Global Income Fund's Investment Advisory Agreement with David W. Tice & Associates, LLC, any Fund expenses waived or reimbursed by the Advisor may be recovered by the Advisor to the extent actual operating expenses for a subsequent period are less than the expense limitation caps at the time of the waiver or reimbursement. During the six months ended March 31, 2006, the Advisor did not recover any expenses from the Prudent Global Income Fund.

6.   FUTURES CONTRACTS

     At March 31, 2006, the Prudent Bear Fund had entered into stock index futures contracts. The net unrealized depreciation of $1,796,000 is included in the net unrealized appreciation (depreciation) section of the accompanying financial statements. The terms of the open contracts are as follows:

                                                   Market Value
     Number of                                     of Underlying      Unrealized
     Contracts      Underlying Instrument           Instrument       Depreciation
     ---------      ---------------------          -------------     ------------
        (95)        NASDAQ 100 Index Futures
                    June 2006                     $ (16,340,000)     $  (256,500)

        (25)        Russell 2000 Index Futures
                    June 2006                        (9,647,500)        (436,250)

       (345)        S&P 500 Index Futures
                    June 2006                      (112,409,625)      (1,103,250)
                                                  -------------      -----------
                                                  $(138,397,125)     $(1,796,000)
                                                  -------------      -----------
                                                  -------------      -----------

7.   TRANSACTIONS WITH AFFILIATES

     The following issuers are affiliated with the Prudent Bear Fund; that is, the Fund held 5% or more of the outstanding voting securities during the period from October 1, 2005 through March 31, 2006. As defined in Section
     (2)(a)(3) of the Investment Company Act of 1940, such issuers are:

                                         SHARE                                        SHARE
                                      BALANCE AT                                   BALANCE AT     VALUE AT      REALIZED
                                        OCT. 1,                                     MARCH 31,     MARCH 31,      GAINS
ISSUER NAME                              2005      PURCHASES      SALES               2006          2006        (LOSSES)
-----------                           ----------   ---------      -----            ----------     ---------     --------
Aquiline Resources, Inc.*<F43>         1,970,946     156,250    1,417,100             710,096    $ 1,702,504   $1,457,492
Capstone Gold Corp.                    5,212,798     296,000           --           5,508,798      7,574,700           --
Cardero Resource Corporation*<F43>     2,370,700          --    1,535,500             835,200      2,531,668    3,957,126
Cascadero Copper Corporation*<F43>     1,777,778          --           --           1,777,778        502,348           --
Crosshair Exploration
  & Mining Corp.                       1,466,200   2,900,000           --           4,366,200      6,062,833           --
East Asia Minerals Corporation*<F43>   1,673,238     300,000           --           1,973,238      1,403,435           --
Franklin Lake Resources Inc.             857,143          --           --             857,143        248,571           --
Fronteer Development
  Group Inc.                           3,620,691          --      456,500           3,164,191     13,438,701    1,718,095
Gateway Gold Corp.                     1,300,000          --           --           1,300,000      1,614,077           --
Golden Cycle Gold Corporation          1,298,265          --           --           1,298,265      5,128,147           --
International KRL
  Resources Corp.                      1,300,000   2,000,000           --           3,300,000      1,017,254           --
Migami, Inc. (formerly
  KleenAir Systems, Inc.)              3,141,045          --    2,512,836(1)<F44>     628,209        166,475           --
Niblack Mining Corp.                     222,500     785,000           --           1,007,500        651,684           --
Northern Lion Gold Corp.               2,823,700          --      423,700           2,400,000        937,107     (358,345)
Pershing Resources
  Corporation Inc.                     3,235,000          --           --           3,235,000        388,200           --
Rimfire Minerals Corporation           1,821,403          --           --           1,821,403      3,134,838           --
Sabina Silver Corporation              3,592,300          --           --           3,592,300      4,951,889           --
Sonic Environmental
  Solutions Inc.                       1,316,300          --           --           1,316,300      1,092,630           --
Sunridge Gold Corp.*<F43>              1,872,767          --    1,372,767             500,000        935,266      424,454
Trade Winds Ventures Inc.              3,152,900          --           --           3,152,900      1,125,102           --
                                                                                                               ----------
                                                                                                               $7,198,822
                                                                                                               ----------
                                                                                                               ----------

  *<F43>   Issuer was not an affiliate as of March 31, 2006.
(1)<F44>   Reverse stock split.

8.   SERVICE AND DISTRIBUTION PLAN

     The Funds have adopted Service and Distribution Plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans authorize payments by the Funds in connection with the distribution of their shares at an annual rate, as determined from time to time by the Board of Directors, of up to 0.25% of the Funds' average daily net assets for the Prudent Bear Fund - No Load shares and the Prudent Global Income Fund and up to 1.00% for the Prudent Bear Fund - Class C shares. The currently approved rate for the Prudent Bear Fund - No Load shares and the Prudent Global Income Fund is 0.25% of average daily net assets. The currently approved rate for the Prudent Bear Fund - Class C shares is 1.00% of average daily net assets. Payments made pursuant to the Plans may only be used to pay distribution expenses in the year incurred. Amounts paid under the Plans by the Funds may be spent by the Funds on any activities or expenses primarily intended to result in the sale of shares of the Funds, including but not limited to, advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders and the printing and mailing of sales literature. The Prudent Bear Fund incurred $518,344 for the No Load Shares and $102,170 for the Class C Shares pursuant to the Plans for the six months ended March 31, 2006. The Prudent Global Income Fund incurred $408,216 pursuant to the Plan for the six months ended March 31, 2006.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

     Beginning with the Funds' fiscal quarter ending December 31, 2004, the Funds filed their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") on Form N-Q. The Funds will file Form N-Q for the first and third quarters of each fiscal year. The Funds' Forms N-Q will be available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING INFORMATION

     Information on how the Funds voted proxies relating to their portfolio securities during the twelve month period ending June 30, 2005 is available at the Funds' website at http://www.prudentbear.com or on the website of the SEC at http://www.sec.gov.

PRUDENT BEAR FUNDS, INC.

INVESTMENT ADVISER
   DAVID W. TICE & ASSOCIATES, LLC
   43-46 NORRE GADE, SUITE 137
   CHARLOTTE AMALIE, ST. THOMAS, U.S. VIRGIN ISLANDS  00802
   HTTP://WWW.PRUDENTBEAR.COM

ADMINISTRATOR, TRANSFER AGENT,
DIVIDEND PAYING AGENT &
SHAREHOLDER SERVICING AGENT
   U.S. BANCORP FUND SERVICES, LLC
   615 EAST MICHIGAN STREET
   P.O. BOX 701
   MILWAUKEE, WISCONSIN  53201
   1-800-711-1848

CUSTODIAN
   U.S. BANK, N.A.
   P.O. BOX 701
   MILWAUKEE, WISCONSIN  53201

DISTRIBUTOR
   QUASAR DISTRIBUTORS, LLC
   615 EAST MICHIGAN STREET
   MILWAUKEE, WISCONSIN  53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
   PRICEWATERHOUSECOOPERS LLP
   MILWAUKEE, WISCONSIN  53202

LEGAL COUNSEL
   FOLEY & LARDNER LLP
   MILWAUKEE, WISCONSIN  53202

ITEM 2. CODE OF ETHICS.
-----------------------

Not applicable for semi-annual reports.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
----------------------------------------

Not applicable for semi-annual reports.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

Not applicable for semi-annual reports.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable to open-end investment companies.

ITEM 6. SCHEDULE OF INVESTMENTS.
--------------------------------

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES.
--------------------------------

Not applicable to open-end investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
-------------------------------------------------------------------------

Not applicable to open-end investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
---------------------------------------------------------------------------
COMPANY AND AFFILIATED PURCHASERS.
----------------------------------

Not applicable to open-end investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
------------------------------------------------------------

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

ITEM 11. CONTROLS AND PROCEDURES.
---------------------------------

(a) The Registrant's President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant's service provider.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.
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(a) (1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

     (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

     (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     (Registrant)  Prudent Bear Funds, Inc.
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     By (Signature and Title)  /s/ David W. Tice
                               ------------------------
                              David W. Tice, President

     Date  May 31, 2006
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     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     By (Signature and Title)*<F45>  /s/ David W. Tice
                                     ------------------------
                                     David W. Tice, President

     Date  May 31, 2006
           --------------------------------------------------

     By (Signature and Title)*<F45>  /s/ David W. Tice
                                     ------------------------
                                     David W. Tice, Treasurer

     Date  May 31, 2006
           --------------------------------------------------

*<F45> Print the name and title of each signing officer under his or her signature.